AS FILED WITH THE SECURITIES
EXCHANGE COMMISSION
ON JANUARY 21, 2001
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

Pre-Effective Amendment No. __    / /

Post-Effective Amendment No. 3   /x/

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940    /  /

Amendment No. 4         /x/
(Check appropriate box or boxes)

THE CATHOLIC FUNDS, INC.
(Exact name of registrant as specified in charter)

1100 WEST WELLS STREET
MILWAUKEE, WISCONSIN 53233
(Assress of Principal Executive Offices)   (Zip Code)

Registrant's Telephone Number, including Area Code: (414) 278-6550

THEODORE F. ZIMMER, ESQ.
THE CATHOLIC FUNDS, INC.
100 WEST WELLS STREET
MILWAUKEE, WISCONSIN 53233
(Name and Address of Agent for Service)

Copy to:
FREDRICK G. LAUTZ, ESQ.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box)

[   ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ x ] on February 1, 2001 pursuant to paragraph (b) of Rule 485
[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[   ] on (date) pursuant to paragragh (a)(1) of Rule 485
[   ] 75 days after filing pursuant to paragragh (a)(2) of Rule 485 [  ]
If appropriate, check the following box [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     (LOGO)

                               THE CATHOLIC FUNDS
                       ----------------------------------
                       INVESTING WITH FAITH IN THE FUTURE


                                   Prospectus
                             February 1, 2001
                             ----------------

-   The Catholic Equity Income Fund

-   The Catholic Large-Cap Growth Fund

-   The Catholic Disciplined
    Capital Appreciation Fund

-   The Catholic Money Market Fund




Neither The Catholic Funds nor the adviser, Catholic Financial Services Corporation, is sponsored or endorsed by the Roman Catholic Church, nor has the Catholic Church approved or disapproved these Funds' shares.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                 Before Reading
                                 this Prospectus


      References to "you"
       and "your" in the
     prospectus refer to
prospective investors or
           shareholders.
     References to "we,"
  "us" or "our" refer to
  the Funds and the Fund
    management (adviser,
            distributor,
 administrator, transfer
    agent and custodian)
              generally.

  This prospectus has information you should know before you decide to invest.
       Please read it carefully and keep it with your investment records.

877/222-2402



2      The Catholic Funds
       ----------------------------------------------------------------------
3      Investment Philosophy Statement
       ----------------------------------------------------------------------
5      General Risks to Consider
       ----------------------------------------------------------------------
6      The Catholic Equity Income Fund
       ----------------------------------------------------------------------
6      Investment Objective
6      Who Should Invest
6      Investment Policies
6      Investment Risks
7      Past Performance

8      The Catholic Large-Cap Growth Fund
       ----------------------------------------------------------------------
8      Investment Objective
8      Who Should Invest
8      Investment Policies
8      Investment Risks
9      Past Performance

10     The Catholic Disciplined Capital Appreciation Fund
       ----------------------------------------------------------------------
10     Investment Objective
10     Who Should Invest
10     Investment Policies
10     Investment Risks
11     Past Performance

12     The Catholic Money Market Fund
       ----------------------------------------------------------------------
12     Investment Objective
12     Who Should Invest
12     Investment Policies
12     Investment Risks
12     Past Performance

14     Fees and Expenses
       ----------------------------------------------------------------------

15     Management
       ----------------------------------------------------------------------
19     Using Mutual Funds in an Investment Program
       ----------------------------------------------------------------------
19     How to Invest
       ----------------------------------------------------------------------
19     Reducing Your Sales Charge
21     Opening a New Account
22     Accounts for Retirement Savings
22     Buying Additional Shares for Your Account
24     Automatic Investment Plans

25     Selling Your Shares
       ----------------------------------------------------------------------
26     Systematic Withdrawal Plan
27     Exchange Privilege

28     Shareholder Information
       ----------------------------------------------------------------------
28     Reinvestment of Fund Distributions
28     Distribution Fees
28     Share Price Calculation
29     Dividends, Capital Gains and Taxes




29     Financial Highlights
       ----------------------------------------------------------------------

34     For More Information

   The Catholic
   Funds

The Catholic Funds, Inc. is a family of mutual funds contained within a single investment company organized as a Maryland Corporation. This prospectus describes shares for its four Funds: The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds.

Catholic Financial Services Corporation, a Wisconsin corporation registered as an investment adviser under federal securities laws, is the adviser to the Funds. Catholic Financial Services Corporation and The Catholic Funds have retained sub-advisers to manage the day-to-day selection and management of each Fund's investments. The sub-advisers are: Todd Investment Advisors, Inc. for The Catholic Equity Income Fund, Peregrine Capital Management, Inc. for The Catholic Large-Cap Growth Fund, Vantage Global Investment Advisors for The Catholic Disciplined Capital Appreciation Fund and Strong Capital Management, Inc. for The Catholic Money Market Fund.


                                 INVESTMENT                 PRIMARY
FUND                             OBJECTIVES<F1>           INVESTMENTS
--------------------------------------------------------------------------------


The Catholic Equity              Current income             Dividend-paying
Income Fund                      and long-term              common stocks
                                 capital growth

The Catholic Large-              Long-term                  Large-cap
Cap Growth Fund                  capital growth             common stocks

The Catholic                     Long-term                  Common stocks
Disciplined Capital              capital appreciation       in a broad
Appreciation Fund                                           capitalization range

The Catholic Money               Current income,            High-quality,
Market Fund                      stable share               short-term
                                 price and                  debt instruments
                                 daily liquidity


<F1>There can be no assurance that any Fund will achieve its objective.

The Catholic Funds

877/222-2402

Investment
Philosophy
Statement

The investment philosophy for The Catholic Funds, Inc. ("Catholic Funds" or "CFI") is based on two principles:


1.   PRUDENT
     FINANCIAL STEWARDSHIP
--------------------------

The investments in CFI will be managed using strategies aimed at producing results that will help investors reach their financial goals, without taking unwarranted risks.


2.   RESPONSIBLE
     CATHOLIC STEWARDSHIP
-------------------------

CFI will strive to invest the assets of each of its managed Funds in companies whose primary products, services and activities are substantially consistent with certain core Catholic values. The board of directors of CFI has selected, from among many important core Catholic values, the following values for us to apply when we select investments for the Funds: sanctity of human life, no unjust wars, dignity of the human person.

The board of directors selected these three particular core Catholic values using the following criteria. First, each of the selected values is grounded in the very fundamental Catholic value that every person is made in the image and likeness of God. Second, each relates to the protection of innocent victims who have no choice or whose choices are extremely limited under the relevant circumstances, such as unborn children, civilians in war and people who need to earn a living. Third, we can practically and efficiently implement each of these values in making day-to-day investment decisions, and the board of directors effectively can monitor and direct compliance with these values.

The board of directors may from time to time select different or additional core Catholic values that CFI will implement in its investment program. For example, the board of directors may determine to add or substitute a selected core Catholic value in response to official doctrinal statements of the Catholic Church. In any event, the board of directors has the sole and exclusive authority to select the core Catholic values that we will implement in the Funds' investment programs.

The board of directors will establish guidelines from time to time that we will use to identify and select investments for each of the Funds. These guidelines will help focus our attention on factors that are relevant in identifying investments for each Fund which are consistent with the selected core Catholic values, but we necessarily will exercise some subjective judgment when applying these guidelines to any specific facts and circumstances. The board of directors will monitor investment selections that we make for each Fund, and will provide specific



- SANCTITY OF HUMAN LIFE--Human life deserves protection from the moment of conception.

- NO UNJUST WARS--The indiscriminate destruction of civilians is wrong, even in the course of an otherwise justifiable war.

- DIGNITY OF THE HUMAN PERSON--Every person is entitled to be treated with dignity and justice, because every human being is created in the image and likeness of God.

direction and modify and refine the guidelines as necessary so that, in the judgment of the board of directors, our investment selections remain consistent with the selected core Catholic values. The board of directors' decision on these matters will be final. If a Fund owns a company that is found to be an inappropriate investment, we will sell its securities in an orderly and prudent manner.

By application of these values, each Fund will avoid investing in companies:

- That directly participate in abortion;

- That derive more than 5% of their revenues directly from the production or development of indiscriminate weapons of mass destruction (for example, biological and chemical weapons and first-strike nuclear weapons); or

- Whose employment or other business practices are substantially inconsistent with the dignity and primacy of the human person (for example, not providing a livable wage as dictated by the standards of the particular region; not providing safe, sanitary or humane working conditions; discriminating against individuals on account of sex, race, color, social condition, language, religion or marketing harmful products to children).

From time to time the Funds may decide to avoid investing in companies because of other business activities or practices that may be determined to be inconsistent with core Catholic values. For example, the guideline above regarding producers and developers of weapons of mass destruction states that the Funds will avoid investing in companies that derive more than 5% of their revenues DIRECTLY from the production or development of indiscriminate weapons of mass destruction. We have stated this test in terms of revenues derived directly from these activities because objective data regarding indirect revenues generally is difficult to obtain and verify. However, if we obtain reliable information establishing that a company derives more than 5% of its revenues INDIRECTLY from the production or development of indiscriminate weapons of mass destruction, we may determine that an investment in that company is inconsistent with the selected core Catholic values. We also may determine that an investment in a particular company is inconsistent with the selected core Catholic values based on considerations and factors different from those specifically listed above.

Investors should bear in mind that, because we consider only certain core Catholic values when selecting investments for the Funds, it is likely that the Funds from time to time will own stocks of companies that engage in business and employment activities and practices that may be perceived by some to be inconsistent with important core Catholic values other than those described above.


Because each Fund will purchase only those securities which meet both the Fund's investment objective and the responsible Catholic stewardship principle, the return on securities chosen may be lower than if the Funds considered only financial and other traditional criteria when selecting investments. However, the sub-advisers have analyzed the anticipated effects of the core Catholic values screen on their selections of investments for the Funds, and they have assured CFI's board of directors that in their judgment the application of these core Catholic values will not significantly hamper the Funds' ability to achieve their investment objectives.


The Catholic Funds

877/222-2402

   General Risks to
   Consider

MARKET RISK
Common stock prices overall will rise and fall over short and even extended periods. The equity markets tend to move in cycles, and a Fund's net asset value (and, therefore, its share price) will fluctuate with these price changes and market fluctuations. You could lose money investing in the Funds.

OBJECTIVE RISK
Objective risk is the risk that a Fund's stocks may not fluctuate in the same manner as the stock markets generally. This is because each of the Funds selects stocks in accordance with defined objectives, policies and principles. For example, when selecting stocks a Fund will focus on specified sizes of companies, companies that pay dividends or companies meeting other specified criteria, in addition to applying its Catholic stewardship principles. As a result, a Fund's investment portfolio likely will not be representative of the stock market generally.

ADVISER RISK
Adviser risk is the risk that the adviser's application of investment strategies will be less successful than other funds and the Funds may underperform other funds. In addition, because the Funds invest consistent with core Catholic values, the adviser may have fewer investments to choose from than other funds and the return on the securities the Funds can purchase may be less than other similar securities.

ADVISER'S BACKGROUND


The adviser has no prior experience in managing mutual funds, nor has it previously been engaged in the business of providing investment advice on either a discretionary or nondiscretionary basis. In part for this reason, CFI and the adviser have retained the services of experienced sub-advisers to provide day-to-day portfolio management and other advisory services to the Funds. CFI's board of directors, on the adviser's recommendation, selected each sub-adviser based on its experience and past performance record in managing assets under investment objectives, programs and strategies relevant to those of the particular Fund, including experience with implementing social and ethical screens similar to CFI's responsible Catholic stewardship principle. The adviser also has hired personnel experienced with conducting and managing administrative functions and distribution operations of mutual funds. Even with these steps, there can be no assurance that the adviser can successfully manage the advisory, administrative and distribution functions for each of the Funds or that it and the sub-advisers will be successful in achieving the investment objective of any of the Funds.


Other risks specific to each Fund are discussed in the following summary information about the individual Funds.

   The Catholic Equity
   Income Fund


Investment Objective
The Catholic Equity Income Fund seeks both a reasonable level of current income and long-term capital growth.

Who Should Invest
The Fund is intended for investors who seek capital growth and, at the same time, wish to receive current income at a level that is greater than the average dividend rates of common stocks generally.

Investment Policies

The Fund seeks reasonable income by investing primarily in a diversified portfolio of dividend-paying stocks that have a market capitalization of at least $1.0 billion and that exhibit long-term growth potential. The Fund's portfolio manager normally invests at least 75% of the Fund's total assets in these securities. The Fund has the flexibility, however, to invest the balance of its assets in all types of domestic securities, including investment-grade bonds and convertible, fixed-income securities (some of which may be below investment grade) and nondividend-paying stocks. The Fund also may invest in securities of foreign issuers traded on a U.S. national securities exchange or the NASDAQ National Market System. Investing in foreign securities offers potential benefits not available from investing solely in the securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those in the United States.


The Fund's portfolio manager considers several factors in determining which individual securities to buy, hold or sell. The portfolio manager looks for companies with fundamental "value" or "growth" potential that the manager believes is not reflected in their current market prices. Value potential means that a company's stock price is low relative to its perceived worth. Growth potential is the perception that a company's earnings will grow faster than inflation and the economy in general, and that these earnings will be reflected in a higher stock price. In researching a company, the portfolio manager ordinarily will place a substantial emphasis on the company's prospects for above-average sales and earnings growth per share, sound balance sheet and financial condition, product development, marketing capabilities and strength of management. The portfolio manager also attempts to spread the Fund's holdings among many different companies and industries.

In selecting fixed-income securities, the Fund typically buys only investment-grade bonds (rated Baa3/BBB- and higher). The Fund may purchase debt securities that are convertible into equity securities and may invest up to 5% of its assets in convertible securities rated BB. The Fund also may invest up to 5% of its assets in a single nontreasury issue. Nontreasury issues include corporate, asset-backed, and mortgage-backed bonds and notes.

Investment Risks
OBJECTIVE AND MARKET RISK The value of the Fund's investments (and, therefore, its share price) will vary in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Dividend-paying stocks typically have lower growth potential than other types of stock and their prices do not tend to increase as rapidly as other stocks during periods of general increases in stock prices.

INTEREST RATE RISK Bond values fluctuate based on several factors, but primarily credit quality and interest rate changes. Because the Fund primarily will buy investment-grade bonds, the principal risk associated with its bond investments is interest rate risk. Interest rate risk is the possibility that rising interest rates will cause declines in the prices of the bonds that the Fund holds. Bond prices typically move in the opposite direction of interest rates, with the prices of bonds with longer maturities typically changing more than the prices of those with shorter maturities.

CREDIT RISK Nontreasury bonds in which the Fund may invest are subject to credit risk. Credit risk is the possibility that the borrower of the

The Catholic Funds

877/222-2402

bond proceeds, or the guarantor of the bond, will not be able to make principal and interest payments on a timely basis. Creditworthiness could deteriorate because of general economic conditions, adverse developments that affect the industry in which the borrower conducts its business or adverse developments that affect the borrower's business uniquely. If the creditworthiness of an issuer of a bond held by the Fund were to deteriorate, the value of the bond likely would drop.

CONVERTIBLE SECURITIES Convertible bonds that the Fund may purchase often are rated below investment grade or are not rated because they fall below debt obligations and just above equity in order of preference on a company's balance sheet. As a result, an issuer with investment-grade, senior debt may offer convertible bonds which are below investment grade. Below investment-grade, convertible bonds (sometimes referred to as junk bonds) in which the Fund may invest generally are more vulnerable to default than higher-grade bonds, and are more susceptible to adverse business, financial and economic conditions that reduce the capacity and willingness of borrowers to make scheduled interest and principal payments. The market prices of these convertible bonds may fluctuate more in times of economic uncertainty than is the case for higher-rated bonds. Also, because the bond is convertible into the company's common stock, the market price of the bond tends to rise and fall with the price of the company's common stock. Under some market conditions, this feature can cause the bond's market price to be more erratic than junk bonds generally.

FOREIGN SECURITIES Investing in foreign securities involves special risks and considerations not typically associated with investing in securities of U.S. companies. These include: fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; and greater difficulties in commencing lawsuits against foreign issuers.

Past Performance
The following CHART shows the calendar year total return for the Fund's only complete year since the Fund started operations. Total returns assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charges. If the chart reflected sales charges, the return would be less than that shown.

The following TABLE compares the Fund's average annual total returns with the S&P 500(R) Index, an unmanaged index comprised of 500 stocks representative of the stock market as a whole. Performance of the Fund reflects the maximum 4% sales charge you would pay for the period. The average annual total return for both the Fund and the index is calculated as of the end of the Fund's fiscal year, which ended on September 30, 2000.

-------------------------------------
  ANNUAL Total Return
-------------------------------------
  2000 ANNUAL RETURN

         0.98%

-------------------------------------
  AVERAGE ANNUAL Total Return
-------------------------------------

                       The Catholic Equity
                           Income Fund        S&P 500
--------------------------------------------------------

One Year:                    -0.78%           13.27%
Since Inception 5/3/99:      -3.42%            6.58%


NOTES TO PERFORMANCE INFORMATION: Investment returns and principal value may fluctuate. When shares are redeemed, they may be worth more or less than the price you paid. Past performance is not a guarantee or future results.


-----------------------------------------------------
Best Quarter:  4th quarter of 2000  3.49%
Worst Quarter:  2nd quarter of 2000   (3.84%)
-----------------------------------------------------

   The Catholic Large-
   Cap Growth Fund

Investment Objective
The Catholic Large-Cap Growth Fund seeks long-term capital growth by investing primarily in high-quality growth stocks of companies with large market capitalizations.

Who Should Invest
The Fund is intended for investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from the Fund.

Investment Policies
The Fund seeks fast-growing companies with the potential to produce superior, long-term results. The Fund's investments will consist primarily of stocks with market capitalizations above $5 billion. These companies have exhibited rapid earnings gains in relation to the average of companies in the S&P 500 Index, with superior returns on capital and below-average levels of debt. Stocks are selected with a long-term investment horizon, allowing full participation in company success with low portfolio turnover and transaction costs. The Fund typically will be fully invested in equities and will avoid short-term market timing.

Under normal market conditions, the Fund's portfolio manager will invest at least 75% of the Fund's total assets in the common stocks of companies with large market capitalizations. Companies whose capitalizations fall below $5 billion after purchase continue to be considered large capitalization for purposes of this 75% policy. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations.


The Fund has the flexibility to invest in other market capitalizations and various types of domestic securities and in the securities of foreign issuers traded on a U.S. national securities exchange or the NASDAQ National Market System. Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States.

When, in our judgment, the market for large-capitalization stocks poses an undue risk to the Fund in the short term, the adviser temporarily may invest without limitation in preferred stocks and investment-grade debt instruments, to adjust its investment exposure. While the adviser will use these defensive strategies only to protect the Fund against anticipated adverse market developments; the Fund will miss out on any growth in the large-capitalization market that may occur during the period that the Fund is in a defensive posture.


Investment Risks
OBJECTIVE AND MARKET RISK: The value of the Fund's investments will depend not only on the movement of the market in general, but on factors that affect the individual stocks held in the Fund's portfolio, such as the companies' financial performance, management and business trends. The Fund's focus on investment in fast-growing companies means that the market ratios of its portfolio companies (such as the price-to-earnings ratio) may be higher

The Catholic Funds

877/222-2402

than those of large-capitalization companies in general. Also, in recent years, companies that have made disappointing earnings announcements, especially those with high market ratios, have experienced sharp and immediate declines in their stock prices.

FOREIGN SECURITIES: Investing in foreign securities involves special risks and considerations not typically associated with investing in securities of U.S. companies. These include: fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; and greater difficulties in commencing lawsuits against foreign issuers.

Past Performance
The following CHART shows the calendar year total return for the Fund's only complete year since the Fund started operations. Total returns assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charges. If the chart reflected sales charges, the return would be less than that shown.

The following TABLE compares the Fund's average annual total returns with the S&P 500(R) Index, an unmanaged index comprised of 500 stocks representative of the stock market as a whole. Performance of the Fund reflects the maximum 4% sales charge you would pay for the period. The average annual total return for both the Fund and the index is calculated as of the end of the Fund's fiscal year, which ended on September 30, 2000.

-----------------------------------------
  ANNUAL Total Return
-----------------------------------------

  2000 ANNUAL RETURN

        (3.26%)

-----------------------------------------
  AVERAGE ANNUAL Total Return
-----------------------------------------

                          The Catholic
                      Large-Cap Growth Fund   S&P 500
--------------------------------------------------------------------------------

One Year:                    28.75%           13.27%
Since Inception 5/3/99:      17.66%            6.58%

NOTES TO PERFORMANCE INFORMATION: Investment returns and principal value may fluctuate. When shares are redeemed, they may be worth more or less than the price you paid. Past performance is not a guarantee of future results.

---------------------------------------------
Best Quarter:  1st quarter of 2000  10.76%
Worst Quarter:  4th quarter of 2000   (9.53%)
---------------------------------------------

   The Catholic
   Disciplined Capital
   Appreciation Fund

Investment Objective
The Catholic Disciplined Capital Appreciation Fund seeks long-term growth of capital with controlled risk by investing in a diversified portfolio, primarily in common stocks of companies in a broad range of market capitalizations.

Who Should Invest
This Fund is intended for investors who seek long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from the Fund.

Investment Policies
The Fund is managed using a systematic, computer-driven model to objectively identify attractive stocks solely based on numerical measures of growth and value. Consistent and continuous application of this model ensures that stocks are evaluated solely on their relative values, not influenced by analyst biases. By analyzing a large universe of stocks daily, new investment opportunities can be discovered. This disciplined process of stock selection has built-in portfolio risk controls that limit industry and individual stock concentration. The portfolio is diversified with approximately 100 stocks across many industries, normally with the majority of the issues in companies with market capitalizations between $1 and $10 billion at the time of purchase. Under normal market conditions, the Fund expects to be fully invested in common stocks, thereby providing investors with broad-based equity exposure. A significant portion of the Fund's total assets will be invested in companies with medium market capitalizations. The Fund has the flexibility to invest in other market capitalizations and other types of securities, including the securities of foreign issuers traded on a U.S. national securities exchange or on the NASDAQ National Market System.

When, in our judgment, the market poses an undue risk to the Fund in the short term, we temporarily may invest without limitation in preferred stocks and investment-grade debt instruments, to adjust its investment exposure. While we will use these defensive strategies only to protect the Fund against anticipated adverse market developments; the Fund will miss out on any growth in the markets that potentially could occur during the period that the Fund is in a defensive posture.

Investment Risks
OBJECTIVE AND MARKET RISK: The value of the Fund's investments will vary in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investing in medium-capitalization stocks may involve greater risk than investing in large-capitalization stocks, because they can be subject to more abrupt or erratic market movements.

FOREIGN SECURITIES: Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of U.S. companies. These include: fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); lack of public information about foreign issuers; lack of uniform accounting, auditing and financial

The Catholic Funds

877/222-2402

reporting standards comparable to those applicable to domestic issuers; and greater difficulties in commencing lawsuits against foreign issuers.

Portfolio Turnover
In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. A mutual fund with turnover rates in excess of 100% (i.e., engages in a high volume of buying and selling), likely will pay more brokerage commissions and may realize more taxable gains than a mutual fund with less turnover.

High portfolio turnover rates may also cause substantial net short-term gains and any distributions resulting from such gains will be ordinary income for federal income tax purposes.

Past Performance
The following CHART shows the calendar year total return for the Fund's only complete year since the Fund started operations. Total returns assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charges. If the chart reflected sales charges, the return would be less than that shown.

The following TABLE compares the Fund's average annual total returns with the S&P 500(R) index, an unmanaged index comprised of 500 stocks representative of the stock market as a whole. Performance of the Fund reflects the maximum 4% sales charge you would pay for the period. The average annual total return for both the Fund and the index is calculated as of the end of the Fund's fiscal year, which ended on September 30, 2000.

-----------------------------------------
  ANNUAL Total Return
-----------------------------------------

  2000 ANNUAL RETURN

       (5.09%)

-----------------------------------------
  AVERAGE ANNUAL Total Return

-----------------------------------------

                   The Catholic Disciplined
                   Capital Appreciation Fund  S&P 500
------------------------------------------------------

One Year:                    8.67%            13.27%
Since Inception 5/3/99:      3.66%             6.58%

NOTES TO PERFORMANCE INFORMATION: Investment returns and principal value may fluctuate. When shares are redeemed, they may be worth more or less than the price you paid. Past performance is not a guarantee of future results.

-----------------------------------------------
Best Quarter:  1st quarter of 2000  2.77%
Worst Quarter:  4th quarter of 2000   (6.05%)
-----------------------------------------------

   The Catholic
   Money Market Fund


Investment Objective
The Catholic Money Market Fund seeks current income, a stable share price and daily liquidity.

Who Should Invest
The Fund is appropriate for investors who are comfortable with the risks described here and who need cash immediately. It can also be used as a permanent, conservative part of your portfolio.

Investment Policies
The Fund is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by certain corporations, banks and other financial or governmental institutions. In addition, the Fund will purchase only those securities that meet both the Fund investment objective and the responsible Catholic stewardship principle described in this prospectus.

Credit quality measures the issuer's expected ability to pay interest and principal payments on time. We make investments for the Fund consistent with Rule 2a-7 under the Investment Company Act of 1940. This rule categorizes eligible money market securities as First Tier or Second Tier. First Tier securities are generally in the highest short-term credit rating category. Second Tier securities are considered to be investment grade but not in the highest credit rating category. The rule requires that the Fund invest at least 95% if its assets in First Tier securities.

The rule also requires that we invest in securities maturing in 397 days or less and maintain a dollar-weighted average portfolio maturity of not more than 90 days. By limiting the maturity of the Fund's investments, we seek to lessen the changes in asset values caused by fluctuations in short-term interest rates.

Investment Risks
CREDIT RATE RISK is the chance that an issuer of a security may not pay the interest or the principal when it becomes due.

INTEREST RATE RISK is the chance that an increase in interest rates will reduce the fair market value of a security. Generally, the value of a bond moves in the opposite direction of interest rates. Longer-term bond prices tend to move more in response to interest changes than shorter-term bonds.

Your investment in this money market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in this Fund.

Past Performance

The Fund began operations on January 7, 2000, and has not completed a calendar year. The Fund's only audited annual report covers the period from January 7, 2000, through September 30, 2000. This period contains two calendar quarters. The total returns were 1.39% for the quarter ended June 30, 2000, and 1.44% for the quarter ended September 30, 2000. The total return was 1.47% for the quarter ended December 31, 2000. Information as to The Catholic Money Market Fund's current yield is available toll-free at 1-877-222-2402.


The Catholic Funds

                                                                    877/222-2402

                          This page intentionally left blank.

   Fees and Expenses


General Information
Fees and expenses are important considerations in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling or exchanging shares.

Shareholder transaction expenses are charges you pay when you buy shares of a fund, redeem (sell) shares by wire or exchange shares by telephone. In the case of purchases and exchanges, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the mutual fund. In the case of sales, shareholder transaction expenses reduce the amount of the sale proceeds returned to you.

Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted from a mutual fund's assets, and reduce its total return.

The table below describes the fees and expenses that you may pay if you buy and hold shares of The Catholic Funds.


Shareholder Transaction Expenses                                                   The
(fees paid directly from your investment)              The           The         Catholic         The
                                                     Catholic      Catholic      Disciplined    Catholic
                                                      Equity       Large-Cap       Capital       Money
                                                      Income        Growth      Appreciation     Market
                                                       Fund          Fund           Fund          Fund
----------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on
     Purchases (as a percentage of
     offering price) <F1>                               4.00%        4.00%         4.00%          None
   Maximum Deferred Sales Charge (Load)
     (as a percentage of amount invested)               None         None          None           None
   Redemption Fees <F2>                                 None         None          None           None
   Exchange Fee <F3>                                    None         None          None           None

   Annual Fund Operating Expenses                                                   The
   (expenses that are deducted from                      The          The         Catholic         The
     Fund assets)                                     Catholic     Catholic     Disciplined     Catholic
                                                       Equity      Large-Cap       Capital        Money
                                                       Income       Growth      Appreciation     Market
                                                        Fund         Fund           Fund          Fund
--------------------------------------------------------------------------------------------------------------
   Management Fees                                     0.80%         0.90%         0.90%          0.30%
   Distribution (12b-1) Fees                           0.25%         0.25%         0.25%          0.05%
   Other Expenses (4)                                  2.39%         1.64%         2.16%          0.84%
   Total Fund Operating Expenses                       3.44%         2.79%         3.31%          1.19%
   Expense Reimbursement (5)                           1.79%         1.04%         1.56%          0.28%
   Net Expenses                                        1.65%         1.75%         1.75%          0.91%


<F1>  To determine if you qualify for a lower sales charge, see "How to Invest."
<F2>  The Funds charge $12.00 for each wire redemption.
<F3>  The Funds charge $5.00 for each telephone exchange.
<F4> "Other Expenses" are based on estimated amounts for the current fiscal year.
<F5>  The adviser commits, for the current fiscal year, to reimburse the equity
      Funds to the extent that "Annual Total Fund Operating Expenses" exceed 1.65% for The Catholic Equity Income Fund and 1.75% for The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds and the adviser is also waiving a portion, 0.10% per annum, of its advisory fee for The Catholic Money Market Fund.

The Catholic Funds

877/222-2402

Example
-------
The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be*:


                                           1 Year          3 Years            5 Years         10 Years
-------------------------------------------------------------------------------------------------------

   The Catholic Equity
   Income Fund                               $561           $1,254            $1,969           $3,857

   The Catholic Large-Cap
   Growth Fund                               $571           $1,136            $1,727           $3,321

   The Catholic
   Disciplined Capital
   Appreciation Fund                         $571           $1,238            $1,929           $3,758

   The Catholic Money
   Market Fund                               $121             $378              $654           $1,443


<F1>With reimbursement, the costs would be as follows: The Catholic Equity
   Income Fund, $561, $900, $1,261 and $2,276; The Catholic Large-Cap Growth Fund, $571, $929, $1,311 and $2,380; The Catholic Disciplined Capital Appreciation Fund, $571, $929, $1,311 and $2,380; and The Catholic Money Market Fund, $93, $290, $504 and $1,120. The adviser commits, for the current fiscal year, to reimburse the Funds to the extent that "Annual Total Fund Operating Expenses" exceed 1.65% for The Catholic Equity Income Fund and 1.75% for The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds and 0.10% per annum of its advisory fee for The Catholic Money Market Fund.

   Management

Adviser
Catholic Financial Services Corporation ("CFSC"), a Wisconsin corporation organized in 1994, is the investment adviser and distributor for the Funds. As the adviser, CFSC makes the investment decisions for the Funds. As the distributor, CFSC sells the Funds' shares to investors. The board of directors of CFSC has committed to distribute a minimum of 10% of its net operating income before taxes to support Catholic education and vocations and other Catholic causes. This is a voluntary commitment that CFSC may elect to discontinue at anytime. CFSC presently does not anticipate that it will have any operating income prior to the year 2003.

The majority of the outstanding stock of CFSC is held by Catholic Knights Financial Services, Inc., which functions as an administrative holding company and is a wholly-owned subsidiary of Catholic Knights. Catholic Knights is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit insurance society. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit insurance society) and Catholic Knights of America (a non-profit, non-stock Missouri fraternal benefit insurance society). All three fraternals are formed to unite Catholics and their families for social, religious, and benevolent purposes and for intellectual improvement and to provide quality financial products and fraternal benefits to their members. All of the stock in CFSC is owned by these three fraternal benefit insurance societies, hereafter referred to as the Catholic Fraternal Alliance.


The Catholic Fraternal Alliance provides ordinary and interest sensitive whole and universal life insurance, term insurance and a variety of fixed-return annuity products to individual Catholics in more than 30 states. As a group, the Catholic Fraternal Alliance ranks in the top 15% of life insurers in the United States in terms of life insurance in force and total assets. The Catholic Fraternal Alliance has more than 220,000 members who belong to one of more than 800 local lodges throughout the United States. The Catholic Fraternal Alliance provides $7 million annually in charitable and benevolent funding, as well as related services to its members, their Catholic parishes and communities. The Catholic Fraternal Alliance has nearly $5 billion of life insurance in force and nearly $1 billion of total assets under management.


Advisory Agreements
Pursuant to the terms of the advisory agreements, and subject to the supervision of the Funds' board of directors, the adviser and sub-advisers manage the investment and reinvestment of the Funds' assets, provide the Funds with personnel, facilities and administrative services, and supervise the Funds' daily business affairs. We formulate and implement a continuous investment program for the Funds consistent with each Fund's investment objectives, policies and restrictions.

We provide office space as well as executive and other personnel to the Funds. In addition to investment advisory fees, each Fund incurs the following expenses: legal, auditing and accounting expenses; directors' fees and expenses; insurance premiums; brokers' commissions; taxes and governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the custodian and transfer agent; certain expenses with respect to membership fees of industry associations; and any extraordinary expenses, such as litigation expenses.


For providing the services listed above, the adviser receives an annual advisory fee of 0.80 of 1% of daily net assets for The Catholic Equity Income Fund and
0.90 of 1% for The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds. For The Catholic Money Market Fund, the adviser receives fees according to the following schedule: If the portfolio is $50 million or less: 0.30%; if the portfolio is over $50 million and less than $100 million:
0.25%; if the portfolio is over $100 million and less than $200 million: 0.20%; if the portfolio is $200 million or more: 0.15%. Out of these fees, the adviser pays the sub-advisory fees applicable to each Fund. The adviser is currently waiving its portion of the advisory fee.


Sub-Advisers
We have engaged Todd Investment Advisors, Inc., Peregrine Capital Management, Inc.; Vantage Investment Advisors and Strong Capital Management, Inc. to serve as sub-advisers to the Funds.

The Catholic Funds

877/222-2402

The Catholic
Equity Income Fund
------------------


Todd Investments Advisors, Inc. ("Todd"), 101 South Fifth Street, Suite 3160, Louisville, KY 40202, serves as the sub-adviser for The Catholic Equity Income Fund. The Western and Southern Life Insurance Company ("Western-Southern") indirectly owns all of the outstanding capital stock of Todd through Western-Southern's investment advisor subsidiary, Fort Washington Investment Advisors, Inc. ("FWIA"). Western-Southern is an Ohio mutual life insurance company founded in 1888. Western-Southern, together with its operating companies, has approximately $14.0 billion in total assets. FWIA manages most of the assets of the Western-Southern group of companies and also manages assets of third parties on a discretionary basis. Western-Southern and FWIA are each headquartered in Cincinnati, Ohio. Under our direction and control, Todd makes the day-to-day investment decisions for the Fund. Todd is registered as an investment adviser under the securities laws.


Curtiss M. Scott, Jr., CFA, manages the day-to-day Fund investments. Mr.
Scott has served as a senior portfolio manager at Todd since May 1996. Prior to 1996, Mr. Scott served as partner and managing director of Executive Investment Advisors, Louisville, Kentucky. Mr. Scott has been managing equity portfolios since 1978.

Todd receives the following annual fee: 0.38 of 1% on the first $10 million;
0.35 of 1% on the next $40 million; and 0.30 of 1% on average daily net assets over $50 million (payable from the 0.80% annual advisory fee paid to the adviser).

The Catholic
Large-Cap Growth Fund
---------------------


Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo & Company, serves as the sub-adviser for The Catholic Large-Cap Growth Fund. Peregrine is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 54402-2018. Peregrine is registered as an investment adviser under the securities laws.


John S. Dale, CFA, and Gary Nussbaum, CFA, serve as co-managers of The
Catholic Large-Cap Growth Fund. Mr. Dale and Mr. Nussbaum are both senior vice presidents and portfolio managers at Peregrine. Prior to joining Peregrine in 1987, Mr. Dale was with Norwest Corp. Mr. Nussbaum has been with Peregrine since 1990. Prior to 1990, he worked as an investment research officer with Shawmut National Corporation/ Connecticut National Bank.

Peregrine receives the following annual fee: 0.50 of 1% on the first $25 million; 0.45 of 1% on next $25 million; and 0.40 of 1% on average daily net assets over $50 million (payable from the 0.90% annual advisory fee paid to the adviser).

The Catholic Disciplined
Capital Appreciation Fund
-------------------------


Vantage Global Advisors, Inc. d/b/a Vantage Investment Advisors ("Vantage"), 2005 Market Street, Philadelphia, PA 19103, serves as the sub-adviser to The Catholic Disciplined Capital Appreciation Fund. Vantage, which is registered as an investment adviser under the securities laws, is wholly owned by Lincoln National Corporation.

The Catholic Disciplined Capital Appreciation Fund is managed by a committee of investment professionals comprised of Vantage Investment Advisor personnel overseen by its office of the chief investment officer.


Vantage receives the following fee: 0.50 of 1% on the first $50 million; 0.45 of 1% on the next $50 million; and 0.40 of 1% of the Fund's average daily net assets over $100 million (payable from the 0.90% annual advisory fee paid to the adviser).

Vantage has agreed to waive 10 basis points from the fee schedule for the first two years of the Fund's operations or until its total assets reach $35 million, whichever occurs first.

The Catholic
Money Market Fund
------------------

Strong Capital Management, Inc. (Strong) is the sub-adviser for the Fund and makes the investment decisions for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $34 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products.


Jay N. Mueller manages the Fund. He has over 16 years of investment experience and is a Chartered Financial Analyst. He joined the sub-adviser as a securities analyst and portfolio manager in September 1991, and currently manages several Strong money market funds. Mr. Mueller received his bachelor's degree in Economics from the University of Chicago in 1982 and serves as Strong's chief economist.


From its advisory fees, the adviser pays the sub-adviser:

If the portfolio is $50 million or less: 0.20%; if the portfolio is over $50 million and less than $100 million: 0.15%; if the portfolio is over $100 million and less than $200 million: 0.10%; if the portfolio is $200 million or more:
0.075%. However, neither the adviser nor sub-adviser shall receive any fees until The Catholic Money Market Fund has $25 million in assets or for the first six months, whichever comes earlier, and once either has occurred; the adviser shall charge at an annual rate of 0.10% and pay the sub-adviser at an annual rate of 0.05% for the next six months or until The Catholic Money Market Fund has $50 million in assets, whichever comes first. Thereafter the management fee schedule set forth in this section applies without any waivers although the adviser is currently waiving its fees.

The Catholic Funds

877/222-2402

Using Mutual
Funds in an
Investment Program

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing and liquidity. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have.

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements and daily valuation of the Fund, as well as other functions.


You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one of The Catholic Funds.


   How to Invest


You can buy shares in the Funds through a licensed registered representative, by mail or wire transfer. You buy shares at net asset value ("NAV") plus any sales charge that applies (the "public offering price" or "POP"). The maximum sales charge is 4.00% of the public offering price (or 4.17% of the NAV). We do not impose a sales charge on shares of The Catholic Money Market Fund or when an investor redeems shares. We may reduce or waive sales charges on certain purchases. The chart on the next page shows the sales charge as a percentage for shares at different investment levels.

Reducing Your Sales Charge



We may reduce your sales charges on purchases of shares under certain circumstances, described below. If you are eligible for one of these reductions, you must tell us or your registered representative at the time you purchase shares or you may not receive the reduction. The adviser, sub-advisers, transfer agent, fraternal benefit societies, their directors and employees (including sales representatives), persons employed by brokers owned by fraternal benefit societies or that sell shares of the Funds and persons licensed to receive commissions for sales of the Funds may not pay a sales charge on their purchases or on purchases made by family members residing with them. We reserve the right to stop or change these reductions at any time.

50% REDUCTION: Non-profit organizations, charitable trusts, endowments, branches and courts pay only 50% of the normal sales charge so long as there is a meaningful Catholic affiliation. The reduction does not apply to retirement plan accounts.


--------------------------------------------------------------------------------------------
YOUR INVESTMENT ACCOUNT

                                                               Maximum
                                                                Sales                        50% Sales
                                                Maximum        Charge                         Charge
                                                Sales            as a         50% Sales        as a
                                                Charge        % of Net         Charge        % of Net
                                                 as a          Amount           as a          Amount
                                            % of POP<F1>    Invested<F1>     % of POP<F1>   Invested<F1>
---------------------------------------------------------------------------------------------------------

   Less than $25,000                             4.00%          4.17%           2.00%          2.04%

   $25,000 but less than $50,000                 3.75%          3.90%           1.88%          1.91%

   $50,000 but less than $100,000                3.00%          3.09%           1.50%          1.52%

   $100,000 but less than $250,000               2.00%          2.04%           1.00%          1.01%

   $250,000 but less than $500,000               1.00%          1.01%           0.50%          0.50%

   $500,000 and up<F1>                           0.00%          0.00%           0.00%          0.00%



<F1>Registered representatives may receive compensation not exceeding 80% of the sales charge on amounts purchased and may receive compensation not exceeding
    0.35 of 1% of amounts invested at $500,000 and up. Dealers receive the entire sales charge.

----------------------------------------------------------------------------------------------------------


RIGHT OF ACCUMULATION: You can combine all your share purchases across Funds and accounts, including the purchases of your immediate family, when computing your current sales charge for shares. Immediate family means your spouse and your children who are dependents for federal income tax purposes. Eligible shares for combination in computing the sales charge include those contained in individual, joint tenant, gift/transfer to minor, trust and IRA accounts. Employer-sponsored plans can link the shares in the plan for purposes of calculating a sales charge reduction. Shares of The Catholic Money Market Fund are not eligible shares for Right of Accumulation. However, any Funds' shares that have been exchanged INTO The Catholic Money Market Fund are eligible shares for Right of Accumulation. Right of Accumulation includes the value of all shares at the public offering price.

LETTER OF INTENT: If you expect to invest $25,000 or more during the next 13 months, you can reduce your sales charge by signing a Letter of Intent. A Letter of Intent permits you to pay the sales charge that would be applicable if you add up all shares of the Funds that you agree to buy within the 13-month period. You can include purchases in accounts you have linked for purposes of the Right of Accumulation and you can backdate a Letter of Intent to include purchases made in the last 90 days. However, we do not recalculate the sales charge on prior purchases. You do not have any obligation to buy additional shares. During the Letter of Intent period, we will escrow shares totaling 5% of the investment goal. If for some reason you do not fulfill the Letter of Intent within the 13-month period, we will sell escrowed shares to cover any additional sales charges due from you. You should sign only one Letter of Intent for all accounts combined under Right of Accumulation.

The Catholic Funds

877/222-2402



  MINIMUM PURCHASE
  AMOUNT PER ACCOUNT          Initial     Additional
  Per Transaction            Purchase<F1>  Purchase
----------------------------------------------------

  Regular Account<F1>        $1,000           $50

  IRA<F1>                      $250           $50

  Automatic
  Investment Plan               $50           $25

  UGMA or UTMA<F2>             $250           $50

  THERE IS A $1,000 MINIMUM FOR ALL TYPES OF ACCOUNTS IN THE CATHOLIC MONEY MARKET FUND.

<F1> Indicates purchases made by check or wire.
<F2> Depending on state laws, you can set up a custodial account under the
     Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act
    (UTMA). The custodial accounts provide a way to give money to a child and obtain tax benefits. Under current federal law an individual can give up to $10,000 a year per child without paying federal gift tax.

The Funds may waive the minimum investment amount needed to open or add to an account.

Opening a New Account
You can open a new account through a licensed registered representative or directly by mail. A complete, signed application is required for new accounts. Also, you will need to fill out an application if after you open your account, you subsequently purchase shares of a Fund that was not selected in your initial application.

Your registered representative is ready to help you open a new account. If you do not know the name of your registered representative, please call The Catholic Funds toll-free at 1-877-846-2372.

To open your account, just follow these steps:

Step One:        Please review this prospectus.

Step Two         Please complete a Catholic Funds Application and New
                 Account Form, which should be included with the prospectus, for every different account registration. For example, you need separate applications for an individual account in The Catholic Equity Income Fund and an IRA invested in The Catholic Equity Income Fund. If you don't complete the application properly, your purchase may be delayed or rejected.

Step Three:      Mail your completed application and check made payable to
                 THECATHOLICFUNDS to:

                 REGULAR MAIL
                 ------------
                 THE CATHOLIC FUNDS INC
                 P O BOX 05710
                 MILWAUKEE WI 53205-5710

                 EXPRESS MAIL/PRIVATE DELIVERY
                 -----------------------------
                 THE CATHOLIC FUNDS INC
                 1100 W WELLS ST
                 MILWAUKEE WI 53233

Accounts for Retirement Savings
Shareholders, their enterprises as well as Catholic organizations may establish their own individual or business retirement plans. These accounts may offer you tax advantages. You should consult with your legal and/or tax adviser before you establish a retirement plan.

A third-party maintenance fee may apply to some retirement accounts.

We accept investments from the retirement plans listed below:

- Traditional IRA (Individual Retirement Account);

- "Rollover" IRA;

- Roth IRA (annual contributions are not tax deductible, but distributions may not be subject to income tax);

- SEP-IRA (Simplified Employee Pension Plan);

- SIMPLE-IRA (Savings Incentive Match Plan for Employees);

- Education IRA (annual contributions are not tax deductible, but distributions may not be subject to income tax);

- 403(b)(7) retirement plan account (legal restrictions apply to your ability to withdraw funds from this account); and

- Qualified retirement plans.

We do not provide any prototype qualified retirement plans (i.e., pension, profit sharing and 401(k) plans), although these plans may invest in the Funds.

Buying Additional Shares for
Your Account
After you have opened an account with The Catholic Funds, you can make additional investments of $50 or more to that account by mail, telephone or wire. Please put your name and your Catholic Funds account number on the face of all investment checks and make sure your checks are payable to "The Catholic Funds." Some retirement accounts, such as the 403(b)(7) Retirement Plan, may allow you to make investments only by deferring part of your salary.


Additional Purchases by Mail Purchase orders should be sent to:


REGULAR MAIL
------------

THE CATHOLIC FUNDS INC
C/O FIRSTAR MUTUAL FUND SERVICES LLC
P O BOX 701
MILWAUKEE WI 53201-0701


EXPRESS
MAIL/PRIVATE DELIVERY
---------------------

THE CATHOLIC FUNDS INC
C/O FIRSTAR MUTUAL FUND SERVICES LLC
THIRD FLOOR
615 EAST MICHIGAN ST
MILWAUKEE WI 53202


Additional Purchases
by Telephone
Before you can buy additional shares by telephone, you must complete the Request for Telephone Purchase Form. Once we receive the request, you can call Shareholder Services at 1-877-222-2402 and have money withdrawn from your bank checking or savings account to make your investment. You pay the next price computed after the Funds have received your request for purchase. For example, if you telephone before 3:00 p.m. Central Time, you will get that day's price.

The Catholic Funds

877/222-2402


Additional Purchases by Wire
If your bank is a member of or has a corresponding relationship with a member of the Federal Reserve System, you can buy shares of the Funds by wire transfer by following these steps:


-------------------------------------------------------------------------------
Step One:     Call Shareholder Services at 1-877-222-2402 and provide the following information:

              - your account registration;

              - the name of the Fund(s) in which you want to invest;

              - your address;

              - your Social Security or Tax Identification Number;

              - the dollar amount;

              - the name of the wiring bank; and

              - the name and the telephone number of the person at your bank who the Funds can contact about your purchase.

              Our transfer agent must receive your wire order before the closing of the NYSE (normally 3:00 p.m. Central Time) in order for you to receive that day's price.

Step Two:     Instruct your bank to use the following instructions when
              wiring funds:

              WIRE TO:     FIRSTAR BANK MILWAUKEE, N.A.

              CREDIT:      FIRSTAR MUTUAL FUND SERVICES, LLC
                           ACCOUNT 112-952-137
                           ROUTING NUMBER 075000022

              FURTHER CREDIT:        (NAME OF FUND)
                                     (SHAREHOLDER ACCOUNT NUMBER)
                                     (SHAREHOLDER REGISTRATION)

              Please call 1-877-222-2402 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

              We are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.
-------------------------------------------------------------------------------

Account Registration
How you register your account with the Funds can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your Catholic Funds application. Some account registrations may require additional documents.

Automatic Investment Plans

To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $50 ($1,000 for The Catholic Money Market
Fund) and a minimum of $25 per account per transaction after you start your plan. Using The Catholic Funds Automatic Investment Plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you "dollar cost average," you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are low. Your Registered Representative is ready to help you set up one of the following plans.


THE BANK DRAFT PLAN allows you to make regular investments in the Funds directly from your checking or savings account. The following rules and/or guidelines apply:


- You must open the account with a check for at least $50 ($1,000 for The Catholic Money Market Fund) or have an existing account;


- You can select up to two transaction dates per month (at least ten days apart). If you don't select the date(s), the money will automatically be withdrawn from your bank account on the 5th (and 15th) of the month;

- To start the plan or change your bank account, you must notify Shareholder Services in writing at least 13 business days prior to the transaction date. All bank account owners must sign the bank draft plan card;


- To stop or change the amount of your plan, you must notify Shareholder Services in writing or via telephone at 1-877-222-2402 at least (5) five business days prior to the transaction date; and


- Make sure you have enough money in your bank account to make the investment so you can avoid paying any possible fees from your bank or our transfer agent.

THE PAYROLL DEDUCTION SAVINGS AND INVESTMENT PLAN allows employees of participating companies to invest in the Funds through direct deduction from their paychecks or commission checks.

All payroll deductions for retirement plan accounts will be considered current year contributions unless we are notified in writing.


Purchases
Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash, traveler's checks or third party checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees, currently $20. When you buy shares by any type of check, electronic funds transfer or automatic investment purchase, you may not be able to redeem the shares you purchased for 12 days or until your check has cleared, whichever occurs first. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares purchased has been received by the transfer agent.

The Catholic Funds

877/222-2402

   Selling Your Shares

In General

You can sell your shares on any business day. When you sell your shares you receive the net asset value per share. If we receive your request in good order before the close of the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time) you will receive that day's price. If we receive your redemption request in good order after the close of the NYSE, or on a holiday, weekend or a day the NYSE is closed, we will process your transaction at the closing price on the next business day. A redemption request is in good order when it contains all account owners' signatures (including signature guarantees when needed), the required information listed below, and any legally required additional information and documentation. You can sell shares by mail, telephone or wire.


Selling Shares by Mail
Please include the following in your redemption request:

- names(s) of the account owner(s);

- account number(s);

- amount you want to receive or the number of shares you want to sell;

- tax withholding information, if required, for retirement accounts; and

- signatures of all account owners.

YOU MUST HAVE YOUR SIGNATURE GUARANTEED FOR WRITTEN SELL
ORDERS IF:

1.  you want to sell shares with a value of more than $25,000;

2. you want the proceeds sent to an address other than the one listed for your account; or

3.  you want the check payable to someone other than the account owner(s).

You can usually obtain a signature guarantee at commercial banks, trust companies or broker-dealers. A SIGNATURE GUARANTEE IS NOT THE SAME AS A NOTARIZED SIGNATURE. Accounts held by a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan may require more documentation.


REGULAR MAIL
------------
THE CATHOLIC FUNDS INC
C/O FIRSTAR MUTUAL FUND SERVICES LLC
P O BOX 701
MILWAUKEE WI 53201-0701


EXPRESS
MAIL/PRIVATE DELIVERY
---------------------
THE CATHOLIC FUNDS INC
C/O FIRSTAR MUTUAL FUND SERVICES LLC
THIRD FLOOR
615 EAST MICHIGAN ST
MILWAUKEE WI 53202


Selling Shares by Telephone
To make investing in the Funds more convenient, you may buy, sell or exchange shares by telephone. We have established reasonable procedures to protect against anyone who attempts to use the telephone service fraudulently. Please be aware, however, that The Catholic Funds, the custodian, the transfer agent or any of their employees will not be liable for losses suffered by you that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. Once you have made a telephone request you cannot cancel or modify it! During periods of extreme volume caused by dramatic economic or stock market changes, or when the telephone system is not fully functional, you may have difficulty reaching us by telephone and telephone transactions may be difficult to implement at those times. We reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

The following rules and/or guidelines for selling by telephone apply:

- you must call Shareholder Services toll-free at 1-877-222-2402;

- you must provide a form of personal identification to confirm your identity;

- you can sell up to $25,000 worth of shares;

- the Funds will mail a check only to the person(s) named on the account registration and only to the address on the account;

- retirement plan accounts are not eligible;

- you can do only one telephone redemption within any 30-day period for each authorized account;

- telephone redemptions are not available if the address on the account has been changed in the preceding 60 days; and

- if we receive your request in good order before the close of the NYSE normally 3:00 p.m. Central Time), you will receive that day's price.

Selling Shares by Wire
The following rules and/or guidelines for selling by wire apply:

- you must give us written authorization, including the signatures of all the owners of the account, on The Catholic Funds Application or Account Change Form;

- you can make a wire redemption for
   any amount;

- you pay a $12.00 fee for each wire redemption;

- we must receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day's price; and

- wire redemptions may not be available to you for all retirement account plans.

Systematic Withdrawal Plan
You can have money automatically withdrawn from your account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or pay a bill at regular intervals. The following rules and/or guidelines apply:

- you need a minimum of $5,000 in your account to start the plan;

- you must withdraw a minimum of $100 monthly;

- you can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your accoun on the 15th of the month;

- to start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;

- to stop or change your plan, you must notify us via telephone at 1-877-222-2402 at least five business days prior to the next withdrawal; and


- because of sales charges, you must consider carefully the costs of frequent investments in and withdrawals from your account.


The Catholic Funds

877/222-2402

CHECKWRITING - The Catholic Money Market Fund Only Sign up for checkwriting when you open your account or call 1-877-222-2402 to add it later to an existing account.

Please remember:

- check redemptions must be for a minimum of $500;

- you cannot write a check to close out an account;

- if you recently purchased shares, a redemption request, including a check redemption, on those shares will not be honored until 12 days after we received the purchase check or electronic transaction; and

- you will be charged a service fee, currently $20, for a stop-payment on a check written on your Catholic Funds account.

Some transactions and requests require a signature guarantee. If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

Closing Small Accounts

All Catholic Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to legal restrictions, if any, to close an account when, due to a redemption, its value is less than $1,000. This does not apply to retirement plan accounts, automatic investment plans or UGMA/UTMA accounts. We will notify you in writing before closing any account and you will have 30 days to add money to bring the balance up to $1,000.

Reinstatement Privilege
You have 60 days after you sell shares to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per share on the day when you've made your reinstatement and not on the day when you sold your investment. The following rules apply:

- you may use this privilege only once per account;

- you must send a written request and a check for the amount you wish to reinstate to the Fund's transfer agent;

- the dollar amount you reinstate cannot exceed the dollar amount you sold; and

- the sale of your shares may be a taxable event despite the reinstatement.

Exchange Privilege
FUND TO FUND EXCHANGE. You may exchange shares in one Fund for shares in another Fund either by telephone or in writing without paying any additional sales charge. However, a $5 service fee will be charged for each telephone exchange request (no charge is imposed for written exchange requests). The following rules and/or guidelines apply:

- minimum investment rules may apply when you open a new account by exchanging shares and you may have to submit a new application (i.e., you must exchange at least $1,000 worth of shares to another Fund and fill out a new account form, if you have not previously opened an account in the Fund into which shares will be exchanged);

- you may only exchange into Funds that are legally available for sale in your state;

- you may have a taxable gain or loss as a result of an exchange; and

- we reserve the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Money Market Exchange
---------------------

Shareholders may exchange all or a portion of their shares in the Funds for shares of The Catholic Money Market Fund at their relative net asset values and may also exchange back into another Catholic Fund without the imposition of any charges or fees. (However, if you purchase shares of The Catholic Money Market Fund directly and then exchange into the Funds, you will be subject to a sales charge and you must complete a new application with additional customer information.) Exchanges into The Catholic Money Market Fund are subject to the minimum purchase and redemption amounts set forth in this prospectus. No charge to shareholders is imposed for this exchange; however, the transfer agent will charge a $5.00 fee for each exchange transaction that is executed by telephone.

   Shareholder
   Information

Reinvestment of Fund Distributions

Unless you request otherwise on your account application, we will reinvest all of your income dividends and/or capital gains distributions into additional shares of the Fund that generated the distribution. You will not pay a sales charge on these shares. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you reinvested them or had them paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends and other distributions.

Distribution Fees
In addition to the sales charge deducted at the time of purchase, we have adopted a plan under rule 12b-1 of the Investment Company Act of 1940 that allows each Fund to pay distribution fees for the sale and distribution of its shares and continuing services to shareholder accounts. Annually The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds pay
0.25 of 1% of its average daily net assets while The Catholic Money Market Fund pays 0.05% of 1% of its average daily net assets.

Because these fees are paid on each Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Share Price Calculation
The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share (plus any applicable sales charge in the case of purchases) determined on the effective date of the purchase or redemption. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 3:00 p.m. Central Time. We do not calculate the net asset value for the Funds on the days when the NYSE is closed for trading. NAV EQUALS TOTAL ASSETS MINUS
LIABILITIES DIVIDED BY NUMBER
OF SHARES OUTSTANDING.

We value securities owned by a Fund at current market value. For securities with readily available market quotations, we use the quotations to price the security. If a security does not have a readily available quotation, we value the security as determined in good faith in accordance with guidance and policies established by the board of directors. The board of directors approves the use of pricing services to assist us in the determination of net asset values.

The Catholic Funds

877/222-2402

Dividends, Capital
Gains and Taxes

This section summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

The Catholic Equity Income Fund will distribute any investment income quarterly. The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds will distribute any net investment income annually. The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds distribute any net realized long or short-term capital gains at least annually. Each Fund may also pay a special distribution to comply with federal tax requirements. You may choose to have your dividends and capital gain distributions automatically reinvested in shares of the Funds at net asset value without a sales charge or you may take them in cash.

The Catholic Money Market Fund pays you dividends from net investment income monthly. Dividends are declared on each day that NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays and days when the Fund's NAV is not calculated are declared on the first day preceding the day that the Fund's NAV is calculated. Your investment earns dividends from the first business day after we accept your purchase order. While The Catholic Money Market Fund does not anticipate any short or long-term capital gains, any such gains would be paid annually.

If your account is a taxable account, you will pay tax on dividends and distributions from the Funds whether you receive them in cash or additional shares.

If you redeem a Fund's shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax.

Each Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold.

Federal law requires us to withhold 31% of a shareholder's reportable payments (which include dividends, capital gain distributions and redemption proceeds) for those who have not properly certified that the Social Security or other taxpayer identification number they provided is correct and that he or she is not subject to backup withholding. We do not provide information on state and local tax consequences of owning shares in the Funds.




   Financial Highlights

The financial highlights table is intended to help you understand the Funds and their performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the Fund's financial statements, are included in the annual report. You may obtain an annual report free by calling toll-free 1-877-222-2402.

Financial Highlights


                                                                        The Catholic Equity
                                                                            Income Fund
                                                                        -------------------
                                                                  For the                  For the
                                                                 Year Ended             Period Ended
                                                               Sept. 30, 2000         Sept. 30, 1999<F1>
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                                  $9.54                 $10.00

Net investment income (loss)                                           0.08                   0.05
Net realized and unrealized gain (loss) on investments                 0.24                  (0.46)

                      TOTAL FROM INVESTMENT
                      OPERATIONS                                       0.32                  (0.41)
------------------------------------------------------------------------------------------------------------------------------------


Distributions from net investment income                              (0.08)                 (0.05)

                      TOTAL DISTRIBUTIONS                             (0.08)                 (0.05)
------------------------------------------------------------------------------------------------------------------------------------


NET ASSET VALUE, END OF PERIOD                                        $9.78                  $9.54
------------------------------------------------------------------------------------------------------------------------------------

Total return<F2>                                                      3.38%                 (4.06%)<F3>

Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------

Expenses<F4><F5>                                                       1.65%                  1.65%
Net investment income (loss)<F4><F5>                                   0.85%                  1.47%
Expenses <F4><F6>                                                      3.44%                  4.78%
Net investment income (loss)<F4><F6>                                  (0.93%)                (1.66%)
Net assets, end of period                                         $3,900,945             $3,311,602
Portfolio turnover rate                                               42.37%                 18.29%<F3>

<F1> Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
<F2> Based on net asset value, which does not reflect the sales charge.
<F3> Not annualized.
<F4> Computed on an annualized basis.
<F5> Net of waivers and reimbursements by adviser.
<F6> Gross of waivers and reimbursements by adviser.
<F7> Per share net investment loss has been calculated prior to tax adjustments.
<F8> Less than one cent per share.
<F9> Reflects operations for the period from January 7, 2000 (date of initial public investment), to September 30, 2000.


The Catholic Funds

877/222-2402



Financial Highlights (continued)

                                                        The Catholic Disciplined              The Catholic
             The Catholic Large-Cap                       Capital Appreciation                Money Market
                   Growth Fund                                    Fund                            Fund
             ----------------------                     ------------------------              ------------
       For the                 For the                 For the              For the              For the
      Year Ended             Period Ended            Year Ended           Period Ended        Period Ended
    Sept. 30, 2000         Sept. 30, 1999<F1>       Sept. 30, 2000       Sept. 30, 1999<F1>   Sept. 30, 2000<F9>
----------------------------------------------------------------------------------------------------------------

            $9.78                  $10.00                  $9.69                $10.00                $1.00

            (0.14)<F7>              (0.03)                    0.03<F7>            0.00<F8>             0.04
             3.48                   (0.19)                  1.31                 (0.31)                0.00


             3.34                   (0.22)                  1.28                 (0.31)                0.04
-----------------------------------------------------------------------------------------------------------------


             0.00                    0.00                  (0.02)                 0.00                (0.04)

             0.00                    0.00                  (0.02)                 0.00                (0.04)
-----------------------------------------------------------------------------------------------------------------


           $13.12                   $9.78                 $10.95                 $9.69                $1.00
-----------------------------------------------------------------------------------------------------------------

            34.15%                  (2.20%)<F3>            13.16%                (3.10%)<F3>           4.08%<F3>



             1.75%                   1.75%                  1.75%                 1.75%                0.91%
            (1.24%)                 (0.92%)                (0.33%)               (0.03%)               5.34%
             2.79%                   4.70%                  3.31%                 4.83%                1.19%
            (2.28%)                 (3.87%)                (1.89%)               (3.11%)               5.06%
        $6,374,327              $3,570,108             $4,671,129            $3,365,592          $11,020,977
            10.96%                     7.31%<F3>           28.78%                 2.44%<F3>                -


Board of Directors
------------------

-  Daniel Steininger - Chairman of the Board
-  Thomas Bausch
-  J. Michael Borden
-  Daniel Doucette
-  Allan Lorge
-  Thomas Munninghoff
-  Conrad Sobczak
-  David Vollmar

OFFICERS
--------

- Allan Lorge - President
- Theodore Zimmer - Vice President
- Russell Kafka - Treasurer
- Joseph Wreschnig - Secretary
- Joann Hull - Assistant Secretary
- Cheri Nagan - Assistant Secretary

INVESTMENT ADVISER
------------------

-  Catholic Financial Services Corporation
   1100 West Wells Street
   Milwaukee, WI  53233

SUB-ADVISER
-----------

The Catholic Equity Income Fund
-  Todd Investment Advisors, Inc.
   101 S. 5th Street, Suite 3160
   Louisville, KY 40202

The Catholic Large-Cap Growth Fund
-  Peregrine Capital Management, Inc.
   800 LaSalle Avenue, Suite 1850
   Minneapolis, MN 55402


The Catholic Disciplined Capital Appreciation Fund
-  Vantage Investment Advisors
   2005 Market Street
   Commerce Square 38th Floor
   Philadelphia, PA 19103


The Catholic Money Market Fund
-  Strong Capital Management, Inc.
   100 Heritage Reserve
   Menomonee Falls, WI 53051

TRANSFER AGENT
& Custodian
-------------

-  Firstar Mutual Fund Services, LLC

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

-  Arthur Andersen LLP

LEGAL COUNSEL
-------------

-  Quarles & Brady LLP

THE CATHOLIC
FRATERNAL ALLIANCE
------------------

-  Catholic Knights Insurance Society
   Daniel Steininger, President
   1100 West Wells Street
   Milwaukee, WI 53233

-  Catholic Order of Foresters
   Robert Ciesla, High Chief Ranger
   355 Shuman Boulevard
   PO Box 3012
   Naperville, IL 60566-7012

-  Catholic Knights of America
   John Kenawell, President
   3525 Hampton Avenue
   St. Louis, MO 63139-1980

The Catholic Funds

------------------------
-   The Catholic
    Equity Income Fund

-   The Catholic
    Large-Cap
    Growth Fund

-   The Catholic
    Disciplined Capital
    Appreciation Fund

-   The Catholic
    Money Market Fund
-----------------------

  For More
  Information


If you would like more information about the Funds, you may call Shareholder Services toll-free at 1-877-222-2402 to request a free copy of the Funds' Statement of Additional Information (SAI), Annual or Semi-Annual Reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The Funds' Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Funds performance during the last fiscal year.


To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company File No. 811-09177

                                     (LOGO)

                    CATHOLIC FINANCIAL SERVICES CORPORATION
                       INVESTING WITH FAITH IN THE FUTURE
                  1100 West Wells Street - Milwaukee, WI 53233
                                  Member NASD

              The Catholic Funds are not available in all states.

STATEMENT OF ADDITIONAL INFORMATION February 1, 2001



                                THE CATHOLIC FUNDS, INC.
                                  1100 W. Wells Street
                                   Milwaukee, WI 53233
                                     (877) 222-2402

The Catholic Equity Income Fund
The Catholic Large-Cap Growth Fund
The Catholic Disciplined Capital Appreciation Fund
The Catholic Money Market Fund


This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with The Catholic Funds, Inc. Prospectus dated February 1, 2001 for the above named funds. A
                             ----------------
Prospectus may be obtained at no charge by writing to the Funds' Transfer Agent, Firstar Mutual Fund Services, LLC, at 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling the Transfer Agent at 1-(877) 222-2402.

In this Statement of Additional Information, The Catholic Funds, Inc. may be referred to as CFI, and the Equity Income Fund, Large-Cap Growth Fund and the Disciplined Capital Appreciation Fund and The Catholic Money Market Fund may be
                                          ------------------------------
referred to collectively as the "Funds" or individually as a "Fund."
Terms not otherwise defined have the same meaning as in the Prospectus.


                        TABLE OF CONTENTS


                                                                  Page

FUND HISTORY.......................................................

INVESTMENT TECHNIQUES AND STRATEGIES. The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund and The Catholic Disciplined Capital Appreciation Fund

INVESTMENT RESTRICTIONS - The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund and The Catholic Disciplined Capital Appreciation Fund

INVESTMENT POLICIES AND RESTRICTIONS - The Catholic Money Market Fund


MANAGEMENT......................................................................

CONTROL PERSONS.................................................................

THE INVESTMENT ADVISER..........................................................

PERFORMANCE INFORMATION.........................................................

DETERMINATION OF NET ASSET VALUE PER SHARE......................................

DISTRIBUTION OF SHARES..........................................................

DISTRIBUTION PLAN...............................................................

LETTERS OF INTENT...............................................................

REGULATED INVESTMENT COMPANY STATUS.............................................

DESCRIPTION OF SHARES...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

CODE OF ETHICS..................................................................
--------------

PAYMENTS "IN KIND"..............................................................

ACCOUNTING, FULFILLMENT, CUSTODIAN AND TRANSFER AGENT
SERVICES........................................................................

COUNSEL AND INDEPENDENT PUBLIC
ACCOUNTANTS.....................................................................

FINANCIAL STATEMENTS............................................................

FUND HISTORY

The CFI family of funds consists of four separate series of CFI, a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). CFI was organized by Catholic Financial Services Corporation (CFSC) in 1998. All of the stock of CFSC, a Wisconsin corporation, is owned by a consortium of Catholic fraternal benefits insurance societies (the "Catholic Fraternal Alliance"). The majority of the stock of CFSC is held by Catholic Knights Financial Services, Inc., a wholly-owned subsidiary of Catholic Knights Insurance Society, which functions as an administrative holding company. Further information regarding the Catholic Fraternal Alliance is contained in the Prospectus under "Management." The three
                                                                       ---------
equity funds commenced operations on May 3, 1999 and the money market fund on
-----------------------------------------------------------------------------
January 7, 2000.
----------------

INVESTMENT TECHNIQUES AND STRATEGIES _ THE CATHOLIC EQUITY INCOME FUND, THE CATHOLIC LARGE-CAP GROWTH FUND AND THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

The investment objective and policies of the Funds are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Funds may invest, as well as the strategies the Funds may use to try to achieve their objectives.

Repurchase Agreements

Each Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities. In a repurchase transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet credit requirements set by the Board of Directors from time to time. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. The Funds' repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Adviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Repurchase agreements have some risks. If the other party defaults on its obligation at a time when the value of the security has declined, the Fund may incur a loss. If the other party becomes insolvent a court may find that the underlying security is collateral for a loan by the Fund and the Fund may not have complete control over the collateral. It is also possible that the Fund may not be able to prove its interest in the underlying security and may be treated as an unsecured creditor. While the Adviser and Sub-adviser acknowledge these risks, they expect to control them.

INVESTMENT RESTRICTIONS - THE CATHOLIC EQUITY INCOME FUND, THE CATHOLIC LARGE-CAP GROWTH FUND AND THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

The following are fundamental policies for each Fund, and together with each Fund's investment objective described in the Prospectus, cannot be changed without the vote of a "majority"of the outstanding voting securities of that Fund. Such a "majority" vote is defined in the 1940 Act as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. For any Fund, we may not:

(1) invest more than 5% of its net assets, taken at value at the time of each investment, in the securities (including repurchase agreements) of any one issuer (for this purpose, the issuer(s) of a debt security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), except that up to 25% of a Fund's net assets may be invested without regard to this limitation and provided that such restrictions shall not apply to obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

(2) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(3) make short sales of securities or maintain a short position, or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except for short sales against the box;

(4) make loans to other persons, except that we reserve freedom of action, consistent with a Fund's other investment policies and restrictions and as described in the prospectus and this statement of additional information, to:
(a) invest in debt obligations, including those that are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans; and
(b) enter into repurchase agreements;

(5) issue senior securities or borrow, except that we may borrow for a Fund in amounts not in excess of 10% of its net assets, taken at current value, and then only from banks as a temporary measure for extraordinary or emergency purposes (we will not borrow money for the Funds to increase income, but only to meet redemption requests that otherwise might require untimely dispositions of portfolio securities; interest paid on any such borrowing will reduce a Fund's net income);

(6) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a Fund, except as may be necessary in connection with and subject to the limits in restriction (5);

(7) underwrite any issue of securities, except to the extent that we purchase securities directly from an issuer thereof in accord with a Fund's investment objectives and policies may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities we may be deemed an underwriter for the Fund under federal securities laws;

(8)      purchase or sell commodities or commodity contracts;

(9) invest more than 25% of a Fund's total assets, taken at current value at the time of each investment, in securities of issuers whose principal business activities are in the same industry in any single industry or issuer (except the U.S. government or any agency or instrumentality thereof);

(10) invest in oil, gas or mineral related programs or leases except as may be included in the definition of public utilities, although we may invest in securities of enterprises engaged in oil, gas or mineral exploration for a Fund;

(11) invest in repurchase agreements maturing in more than seven days or in other securities with legal or contractual restrictions on resale if, as a result thereof, more than 10% of a Fund's net assets (taken at current value at the time of such investment) would be invested in such securities;

(12) purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

Non-Fundamental Investment Restrictions

The following operating policies of the Funds are not fundamental policies and, as such, may be changed by a majority vote of the Board of Directors without shareholder approval. These additional restrictions provide that for any Fund, we may not:

(1) purchase or sell real estate, or real estate limited partnership interests provided that we may invest in securities for a Fund secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

(2) invest in any security if as a result a Fund would have more than 5% of its net assets invested in securities of companies which, together with any pre decessors, have been in continuous operation for less than three years; or

(3) purchase securities or other investment companies, if the purchase would cause more than 10% of the value of a Fund's net assets to be invested in investment company securities provided that' (a) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by a Fund or more than 5% of the value of a Fund's net assets would be invested in such company; and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation acquisition or reorganization.

INVESTMENT POLICIES AND RESTRICTIONS - THE CATHOLIC MONEY MARKET FUND

The following policies and restrictions supplement the investment objective and policies set forth in the Fund's Prospectus:

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements for defensive purposes due to market conditions or to generate income from an excess cash balance. A repurchase agreement is an agreement where the Fund gets a fixed-income security (usually a security issued by the U.S. Government or one of its agencies, a banker's acceptance or a certificate of deposit) from a bank or other party, that is subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The price reflects an agreed upon interest rate effective for the time the security is owned by the Fund. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. Repurchase agreements have some risks. If the other party defaults on its obligation at a time when the value of the security has declined, the Fund may incur a loss. If the other party becomes insolvent a court may find that the underlying security is collateral for a loan by the Fund and the Fund may not have complete control over the collateral. It is also possible that the Fund may not be able to prove its interest in the underlying security and may be treated as an unsecured creditor. While the Adviser and Sub-adviser acknowledge these risks, they expect to control them.

LENDING OF SECURITIES. The Fund may lend securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete transactions such as covering short sales. The Fund tries to increase its income through the receipt of interest on the loan. The Fund realizes gains or losses on the securities loaned that occur during the term of the loan. The terms and the structure and the total amount of such loans must comply with the Investment Company Act of 1940, and any Rules and Regulations or interpretations of the Securities and Exchange Commission. These provisions currently limit the amount of securities a fund may lend to 33 1/3% of the its total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. The Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers it could be difficult for the Fund to convert to sell them if needed. If a market develops for a restricted security held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While the sub-adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

FUNDAMENTAL INVESTMENT RESTRICTIONS: The Fund has following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value. These limitations are considered at the time investment securities are purchased.

BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its Fund's net assets. The Fund may only borrow money through banks or reverse repurchase agreements, and must comply with all applicable rules and regulations. The Fund may not borrow to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities. When borrowing exceeds 5% of the Fund's net assets, the Fund will repay all borrowings before making additional investments, and interest paid on such borrowings will reduce net income.

COMMODITIES.  The Fund may not invest in commodities or commodity contracts.

DIVERSIFICATION. The Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the UnitedStates Government, its agencies, or instrumentalities. The Fund may, however, invest in a single issuer as permitted by the Securities and Exchange Commission (which currently permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days).

ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry, provided that there is no limitation with respect to investments in United States Treasury Bills, other obligations issued or guaranteed by the Federal Government, its agencies and instrumentalities or certificates of deposit or banker's acceptances of domestic institutions.

INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.
INVESTMENT COMPANIES (Mutual Funds). The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

LOANS. The Fund may not make loans to other persons, except by the purchase of obligations in which the Fund is authorized to invest.

MARGIN. The Fund may not purchase securities on margin or sell securities short.

OIL, GAS, MINERALS. The Fund may not invest in interests in oil, gas or other mineral exploration or development programs.

PLEDGING ASSETS. The Fund may pledge, mortgage or hypothecate its assets in an amount up to 10% of its net assets, but only to secure borrowings for temporary or emergency purposes.

PUT, CALL, STRADDLE, SPREAD OPTIONS. The Fund may not write or invest in put, call, straddle, or spread options.

REAL ESTATE. The Fund may not invest directly in real estate, or real estate investment trust securities.

SENIOR SECURITIES.  The Fund may not issue senior securities.

UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

All capitalized but undefined terms in this discussion shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, thedate on which the redemption payment must be made, except that: (1) An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. (2) A Variable Rate Instrument, the principal amount of which is scheduled on the face of the instrument to be paid on 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. (3) A Variable Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. (4) A Floating Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. (5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.

The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks and, at the time of acquisition, are (1) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (2) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (3) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (4) unrated (other than the type described in (3)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."

The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and, at the time of acquisition, are (1) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (2) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (3) unrated (other than described in (2)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and, with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities." In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (1) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (2) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S.government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than 3 business days.

VARIABLE - OR FLOATING-RATE SECURITIES

The Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g. daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year.

Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity. Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an on-going basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

The Fund will not invest more than 10% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable-or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at

MANAGEMENT

The Fund Directors and Officers and their principal occupations and business affiliations during the past five years are listed below.


----------------------------------------------------------------------------------------
Name, Address and Age       Position with CFI          Principal Occupation During Past
                                                       Five Years
----------------------------------------------------------------------------------------
Daniel J. Steininger<F1>    Director, Chairman of the  President of Catholic Knights
1100 West Wells Street      Board                      since 1981, Director Catholic
Milwaukee, WI  53233                                   Financial Services Corporation
D.O.B.  5/1/45                                         since 1996 Board of Harbor
                                                       Commission, Milw
----------------------------------------------------------------------------------------
Allan G. Lorge<F1>          President, Director        Secretary/Treasurer of Catholic
1100 W. Wells St                                       Knights since 1986, Chief
Milwaukee, WI  53233                                   Executive Officer, and Director
D.O.B. 12/9/49                                         of Catholic Financial Services
                                                       Corporation since 1996
----------------------------------------------------------------------------------------
Thomas A. Bausch, Ph.D      Director                   Professor of Management,
Straz Hall                                             Marquette University since 1978
606 N. 13th Street
Milwaukee, WI   53233
D.O.B. 06/06/38
----------------------------------------------------------------------------------------
J. Michael Borden           Director                   Chief Executive Officer of HUFCOR
P.O. Box 591                                           (1978-present) Trustee, Jefferson
Janesville, WI  53547                                  Fund Group Mutual Funds (1995
D.O.B. 12/21/36                                        present) Director of M&I Bank
                                                       South, Great Lakes Packaging, SSI
                                                       Technologies Chairman, Rock
                                                       Valley Trucking, Total Quality
                                                       Plastics, Freedom Plastics
----------------------------------------------------------------------------------------
Daniel R. Doucette          Director                   President and CEO Milwaukee
250 North Sunnyslope Road                              Insurance, 1989 to present,
Suite 250                                              President, Milwaukee Rampage,
Brookfield, WI  53005                                  1994 to present, Wisconsin
D.O.B. 9/03/49                                         rebels, 1997 to present Director,
                                                       Zink the Zebra Foundation, 1997
                                                       to present, St Ann Center 1998 to
                                                       present, National Sports Law
                                                       Institute, 1999 to present,
                                                       Medical College of Wisconsin 1999
                                                       to present, Chairman of the
                                                       Board, Resolute Systems,Inc.
----------------------------------------------------------------------------------------
Thomas J. Munninghoff<F1>   Director                   President, Munninghoff, Lange
430 Reading Road                                       and Co. (accounting firm) since
Cincinnati, OH  45202                                  1983, Director Catholic Order of
D.O.B. 8/27/47                                         Foresters, since 1999' President
                                                       and Director, Insurance Casualty,
                                                       1998 to present, President,
                                                       Midwest Tax Link, 1995 to present
----------------------------------------------------------------------------------------
Conrad L. Sobczak           Director                   President and CEO, Family health
6015 Washington Boulevard                              Systems, 1987 to 1998, Director
Wauwatosa, WI  53213                                   of St. Ann Center, UWM
D.O.B. 10/20/38                                        Foundation, and Continuing Care
                                                       Center respectively 1998 to
                                                       present, Field Surveyor, Joint
                                                       Commission, 1998 to present
----------------------------------------------------------------------------------------
David L. Vollmar            Director                   Retired, formerly Partner, Arthur
1700 Arrowhead Court                                   Andersen LLP
Elm Grove, WI  53122
D.O.B. 12/15/33
----------------------------------------------------------------------------------------
Mark K. Forbord             Chief Financial Officer    Controller of Catholic Knights
1100 West Wells Street                                 Financial Services, Inc.
Milwaukee, WI  53233                                   since April 19, 1996; Controller
D.O.B. 1/21/54                                         of Catholic Brokerage Services Corp.
                                                       since April 19, 1996; Senior
                                                       Financial Analyst of Catholic
                                                       Knights since July 1995; Instructor
                                                       at The University of Wisconsin-
                                                       Milwaukee since Jan. 1986; and
                                                       Instructor at Cardinal-Stritch
                                                       University since September 1990
----------------------------------------------------------------------------------------
Russell J. Kafka            Treasurer                  Director of Catholic Knights
1100 West Wells Street                                 Financial Services, 1100 W. Wells
Milwaukee, WI  53233                                   St. Inc. since June 1994;
D.O.B. 6/20/44                                         Director of Catholic Brokerage
                                                       Services Corp. Milwaukee, WI
                                                       53233 since November 1994; and
                                                       Vice President-Investments of
                                                       Catholic Knights since January
                                                       1985
----------------------------------------------------------------------------------------
Theodore F. Zimmer          Vice President             General Counsel, Catholic Knights
1100 West Wells Street                                 Insurance Society since September
Milwaukee, WI  53233                                   1997; Partner at Miller, Simon,
D.O.B. 12/17/40                                        McGinn and Clark (law firm) from
                                                       October 1996 to Sept. 1997; and
                                                       prior to October, 1996, Partner
                                                       at Quarles & Brady LLP
----------------------------------------------------------------------------------------
Joseph F. Wreschnig         Secretary                  Vice President and Director of
1100 West Wells Street                                 Mutual Funds Operations, Catholic
Milwaukee, WI  53233                                   Financial Services Corp., since
D.O.B.  6/30/50                                        January 1999; prior to January
                                                       1999, Assistant Vice President
                                                       and Secretary of AAL Capital
                                                       Management Corporation Assistant
                                                       Secretary, The AAL Mutual Funds
                                                       Assistant Secretary, The AAL
                                                       Variable Product Series Fund,
                                                       Inc.
----------------------------------------------------------------------------------------

<F1>Directors who are "Interested Persons" (as defined in the 1940 Act).


Each of the Funds pays an equal portion of the fees and expenses of the five Directors who are officers, director of employees or affiliated persons of the Adviser. Such fees consist of an annual retainer in the amount of $500 and $250 per Board meeting attended. The estimated annual compensation paid by CFI to each of the Directors is set forth in the table below:


------------------------------------------------------------------------------
                  Aggregate         Retirement        Total
                  Compensation      Benefits from     Compensation
                  from the Fund     the Fund Complex  from the Fund
                  Complex                             Complex
------------------------------------------------------------------------------
Thomas A.         $1,000                              $1,000
Bausch, Ph.D
Director
------------------------------------------------------------------------------
J. Michael        $1,250                              $1,250
Borden, Director
------------------------------------------------------------------------------
Daniel R.         $1,500                              $1,500
Doucette,
Director
------------------------------------------------------------------------------
Conrad L.         $1,500                              $1,500
Sobczak,
Director
------------------------------------------------------------------------------
David L.          $1,500                              $1,500
Vollmar,
Director
------------------------------------------------------------------------------
Thomas            0                 0                 0
Munninghoff
Director
------------------------------------------------------------------------------
Dan Steininger,   0                 0                 0
Director
------------------------------------------------------------------------------
Allan Lorge,      0                 0                 0
Director
------------------------------------------------------------------------------

As of December 29, 1999 the 3 fraternal benefit societies that own the adviser own the following percentages of the respective Funds. Also shown are holdings by another fraternal and the Adviser:

------------------------------------------------------------------------------
               The Catholic   The Catholic   The Catholic   The Catholic
               Equity Income  Large-Cap      Disciplined    Money Market
               Fund           Growth Fund    Capital        Fund
                                             Appreciation
                                             Fund
------------------------------------------------------------------------------
Catholic       64%            51%            77%            56%
Knights
------------------------------------------------------------------------------
Catholic       13%            10%            12%            19%
Order of
Foresters
------------------------------------------------------------------------------
Catholic       2%             2%             2%             1%
Knights of
America
------------------------------------------------------------------------------
Other
Entities
------------------------------------------------------------------------------
Catholic Aid                                                9%
(a fraternal
Benefit
Society)
------------------------------------------------------------------------------
Catholic                                                    6%
Financial
Services
Corporation
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               The Catholic   The Catholic   The Catholic   The Catholic
               Equity Income  Large-Cap      Disciplined    Money Market
               Fund           Growth Fund    Capital        Fund
                                             Appreciation
                                             Fund
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Officers and   3%             3%             3%             2%
Directors of
the Funds
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THE INVESTMENT ADVISER

Each Fund is managed by CFSC pursuant to an Investment Advisory Agreement. The Agreement was approved by the Board of Directors, including a majority of the Directors who are not Interested Persons of the Funds or of CFSC on February 17, 1999, amended July 27, 1999 to add The Catholic Money Market Fund and renewed May 25, 2000.

Basic information as to the Adviser and the Investment Advisory Agreement is set forth in the Prospectus under "Management".


Todd Investment Advisors, Inc., Peregrine Capital Management, Inc. Vantage Global Investment Advisors, Inc. dba Vantage Investment Advisors and Strong Capital Management, Inc. have been engaged to serve as Sub-Advisers to the Equity Income Fund, Large-Cap Growth Fund, Disciplined Capital Appreciation and Money Market Fund, respectively.


The Sub-Advisory Agreements require the Sub-Advisers, at their expense, to provide the Funds with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Funds, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement, the Sub-Advisers under the Sub-Advisory Agreements, or by the Distributor under the Distribution Agreement are paid by the Funds.

The Sub-Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for obligations and duties under the Sub- Advisory Agreement, the Sub-Adviser is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder.


For the fiscal year ended September 30, 1999 2000 the adviser received the
        -----------
following fees from the Funds:

Equity Income - $29,415 Large-Cap Growth - $48,168 Disciplined
Capital Appreciation Fund - $37,741 Money Market Fund $22,822

Pursuant to its agreement to reimburse Fund expenses, the adviser made the following reimbursements for the fiscal year ended September 30, 1999 2000:
                                 ------                                ----

Equity Income - $65,660 Large-Cap Growth - $55,719 Disciplined Capital Appreciation Fund - $65,251 Money Market Fund $21,497


PERFORMANCE INFORMATION


From time to time the Funds may advertise their "total return" (The Catholic Money Market Fund does not advertise yield). "Total return" of the Funds refers to the annual average return for 1, 5, and 10-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.


Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or the portion thereof during which a Fund has been in existence) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

Where:


         P        =        a hypothetical initial payment of $1,000
         T        =        average annual total return
         n        =        number of years
         ERV      =        ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods
                           (or fractional portion thereof).


Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.


The Funds total returns through December 31, 2000 were as follows:
                                             ----


On Gross Amount Invested (from May 3, 1999 inception):

Equity Income Fund                           -1.50%
Large Cap Growth Fund                        18.70%
Disciplined Capital Appreciation Fund        3.02%

On Gross and Net Amount Invested (from January 7, 2000 inception):
Money Market Fund                            5.61%

On Net Amount Invested (from May 3, 1999 inception)

Equity Income Fund                           2.64%
Large Cap Growth Fund                        18.70%
Disciplined Capital Appreciation Fund        3.02%

On Gross Amount Invested for the year 2000:

Equity Income Fund                           -3.06%
Large Cap Growth Fund                        -7.12%
Disciplined Capital Appreciation Fund        -8.88%%

On Net Amount Invested for the year 2000
Equity Income Fund                           0.98%
Large Cap Growth Fund                        -3.26%
Disciplined Capital Appreciation Fund        -5.09%

Each Fund may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc., Morningstar, Inc., FORBES, FORTUNE, MONEY, BUSINESS WEEK, VALUE LINE, INC. AND THE WALL STREET JOURNAL. These rating services and magazines rank the performance of the Funds against all funds over specified periods and in specified categories.

7-DAY CURRENT AND EFFECTIVE YIELD
The Catholic Money Market Fund's 7-day current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus amortized discount, minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. Effective yield is equal [(base period return + 1)(365/7)]- 1

For the period ended December 31, 2000 the Fund's 7-day yield was 5.85% and its effective 7-day yield was 6.04%


                  DETERMINATION OF NET ASSET VALUE PER SHARE

Each Equity Fund's shares are sold at their next determined net asset value per share, plus any applicable sales charge. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities a Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

The next determined net asset value per share will be calculated as of the close of regular trading on the New York Stock Exchange at least once every weekday, Monday through Friday, except on (i) customary national business holidays which result in the closing of the New York Stock Exchange which are New Year's Day, Martin Luther King, Jr., Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas; (ii) days when no security is tendered for redemption and no customer order is received; or (iii) days when changes in the value of the investment company's portfolio securities do not affect the current net asset value of the Fund's redeemable securities. Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ and falls within the range of the latest bid and asked quotations is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

The Catholic Money Market Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors. The Fund values its securities on the amortized cost basis and seek to maintain their net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation which the Fund's Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

Securities and other assets for which quotations are not readily available will be valued at their fair market value as determined by the Board of Directors.

                          DISTRIBUTION OF SHARES

CFSC, each Fund's investment Adviser, also acts as Distributor of the shares of each Fund. CFSC has agreed to use its "best-efforts" to distribute each Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Funds is renewable annually by the vote of the directors at a meeting called for such purpose and may be terminated upon 30 days' written notice by either party. Under the Agreement, CFSC will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Funds and used by CFSC in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by CFSC in connection with the offering of the shares. Brokers who sell the Funds pursuant to a selling agreement receive the entire commission.

The following groups do not pay a sales charge:

Fraternal benefit societies and their employees and sales representatives, Employees of the adviser, sub-advisers and transfer agent and persons authorized to sell the Funds.

Catholic organizations pay only 50% of the sales charge.

The waivers and reductions of the sales charge benefit the Funds because the sales charge is to compensate sales persons and the above described groups generally do no purchase through Registered Representatives. In addition, all shareholders benefit from an increase in assets by virtue of a reduction in the expense ratio.


The following are sales commissions earned during the fiscal year ended September 30, 2000:


Equity Income Fund - $14,226 Large-Cap Growth Fund - $49,262 Disciplined Capital Appreciation Fund - $19,932.

                              DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act. Under each Plan, the Adviser provides the Directors after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan of each respective Fund will benefit the Fund and the shareholders of the Fund.

Each Plan may be terminated by vote of a majority of the Directors who are not interested persons, or by vote of the majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as a Distribution Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

The Distribution Plan of a Fund may be terminated by the Directors at any time on 60 days written notice without payment of any penalty by the Adviser, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons.

Each Distribution Plan will continue in effect for successive one-year periods, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, the last renewal of
                                                          -------------------
which occurred on August 29, 2000.  Currently the annual 12b-1 fee is 0.25% of
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average daily net assets for The Catholic Equity Income, Large Cap Growth and
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Disciplined Capital Appreciation Funds, and 0.05% for The Catholic Money Market
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Fund.
----


For the fiscal or period ended September 30, 2000 1999, the total 12b-1 fees
        ----------------
collected and their disbursement is as follows:


Equity Income Fund 12b-1 fees received - $9,192 12b-1 fees paid to sales force - $879, $ 12b-1 fees retained by Catholic Financial Services Corporation - $8,313

Large-Cap Growth Fund 12b-1 fees received - $13,380 12b-1 fees paid to sales force - $2,017, 12b-1 fees retained by Catholic Financial Services Corporation - $11,363

Disciplined Capital Appreciation Fund 12b-1 fees received - $10,484 12b-1 fees paid to sales force - $971, 12b-1 fees retained by Catholic Financial Services Corporation - $9,513

Money Market Fund - $3,804 12b-1 fees paid to sales force - $41, 12b-1 fees retained by Catholic Financial Services Corporation - $3,763


LETTERS OF INTENT

A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase shares of the Funds during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the shares purchased under the Letter to obtain the reduced sales charge rate on purchases of shares of the Funds that apply under the Right of Accumulation to current purchases of shares. Each purchase under the Letter will be made at the public offering price applicable to a single lump- sum purchase of shares in the intended purchase amount. In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor will pay the additional amount of sales charge applicable to such purchases. Shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent.

REGULATED INVESTMENT COMPANY STATUS

As a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), a Fund would not be subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as capital gains from property held for more than 1 year shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes. To qualify as a RIC, the Code requires that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government Securities, the securities of other regulated investment companies, and other securities, with such securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of Fund's total assets and 10% of the outstanding voting securities of any one issuer, and (ii) not more than 25% of the value of the Fund's total assets be invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or related trades or businesses.

Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the Fund's net realized long and short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, each Fund generally must distribute annually at least 98% of its income, including its net long-term capital gains as calculated on a calendar year basis as defined by the Code. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test").

In the event of a failure by a Fund to qualify as a RIC, the Fund would be subject to Federal income taxes on its taxable income and the Fund's distributions, to the extent that such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC.

If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to qualify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to qualify as a RIC. A similar rule may apply if the Fund initially qualifies as a RIC, then fails to qualify for more than 1 taxable year, and subsequently requalifies as a RIC.

If a Fund determines that the Fund will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

DESCRIPTION OF SHARES

In the interest of economy and convenience, certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credit to their accounts on the books maintained by Firstar Mutual Fund Services, LLC (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

Shareholders have the right to vote on the election of Directors at each meeting of shareholders at which Directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of CFI. CFI's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contacts. Shareholders of each series of a series company, such as the Adviser, vote together with each share of each series of the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Investment Advisory Agreements and the Sub-Advisory Agreements (referred to hereinafter in this section as the "Advisory Agreements"), the Adviser and Sub-Advisers (hereinafter referred to in this section as the "Advisers") have the authority to direct the placement of orders for the purchase and sale of the Funds' portfolio securities.

The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sellers who make a market in the securities will be dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, the Advisers seek the best combination of price and execution.

In determining which brokers provide best execution, the Advisers look primarily to the stock price quoted by the broker, and normally places orders with the broker through which the most favorable price can be obtained. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Fund, the Advisers will consider all factors they deem relevant, including the breadth or the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Although it is expected that sales of shares of the Funds will be made only by the Distributor, the Adviser may in the future consider the willingness of particular brokers to sell shares of the Funds as a factor in the selection of brokers for the Funds' portfolio transactions, subject to the overall best price and execution standard.

Assuming equal execution capabilities, other factors may be taken into account in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. The Advisers may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Funds' net asset values, and other information provided to the Funds, to the Adviser (or their affiliates)). The Advisers may also cause a Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisers must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisers exercise investment discretion. It is possible that certain of the services received by the Advisers attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Advisers.

No transactions were made with affiliated brokers. The following table shows aggregate brokerage commissions paid since inception:

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                                    Period Ended      Year or Period
                                    September 30,     Ended September
                                    1999              30, 2000
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The Catholic Equity Income Fund      $4,682           $2,279
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The Catholic Large-Cap Growth Fund  $4,788            $1,838
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The Catholic Disciplined Capital    $2,574            $2,642
Appreciation Fund
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The Catholic Money Market Fund      NA                NA
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                             CODE OF ETHICS


The Funds, Adviser and Distributor have adopted a Code of Ethics designed to
-----------------------------------------------------------------------------
prevent employees who may have access to nonpublic information about the trading
--------------------------------------------------------------------------------
activities of the Funds (access persons) from profiting from that information.
-----------------------------------------------------------------------------
The Code permits access persons to invest in securities for their own accounts,
-------------------------------------------------------------------------------
including securities that may be held by the Funds, but requires reporting and
------------------------------------------------------------------------------
places restrictions on their trading activities. The Funds Board reviewed the
-----------------------------------------------------------------------------
Codes for the sub-advisers for The Catholic Equity Income, Large-Cap Growth and
-------------------------------------------------------------------------------
Disciplined Capital Appreciation Fund.  These codes cover the sub-advisers'
---------------------------------------------------------------------------
employees and all, at a minimum, prohibit portfolio managers from trading a
---------------------------------------------------------------------------
security the same day as it is traded for a client's account.
-------------------------------------------------------------

                             PAYMENTS "IN KIND"

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors may determine that it would be detrimental to the best interests of the remaining shareholders of a particular Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method a Fund uses to value its portfolio securities described above under"Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

ACCOUNTING, FULFILLMENT, CUSTODIAN AND TRANSFER AGENT SERVICES

Firstar Mutual Fund Services, LLC ("Firstar") provides fund accounting, fulfillment, custodian and transfer agent services to each of the Funds.

Firstar provides fund accounting services pursuant to the terms of a Fund Accounting Servicing Agreement. The current rate of payment for these services per Fund per year is $22,000 for the first $40 million; .001 of 1% on average daily net assets on the next $200 million; and .005 of 1% of average daily net assets exceeding $240 million. The Fund Accounting Servicing Agreement will continue in effect from year to year.

Under a Fulfillment Servicing Agreement, Firstar is entitled to a fee based on the volume of transactions. Each Fund pays a minimum monthly fee of $100.

Firstar serves as the custodian of each Fund's assets, pursuant to a Custodian Servicing Agreement. The Custodian Servicing Agreement provides that Firstar is entitled to receive an annual fee set at .002 of 1% on average daily net asset value. Firstar is entitled to receive a minimum annual fee of $3,000 from each Fund.

Firstar provides transfer agent and dividend disbursing services to each Fund pursuant to the terms of a Transfer Agent Servicing Agreement. Under the terms of the Transfer Agent Servicing Agreement, Firstar is entitled to annual compensation of minimum annual fees of $25,000 for the first Fund, and $10,000 for each additional Fund. Firstar is also entitled to reimbursement for all out of pocket expenses incurred in providing such services. The Transfer Agent Servicing Agreement will continue in effect until terminated, and may be terminated by either party without cause on ninety (90) days' prior written notice.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

The financial statements of the Funds have been audited by Arthur Andersen LLP, independent public accountants, as indicated in its report with respect thereto which also is included in this Statement of Additional Information in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

Quarles & Brady LLP, as counsel to CFI, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

FINANCIAL STATEMENTS


The audited financial statement including the schedules of investment, statements of assets and liabilities, statements of changes in net assets, notes to financial statements and financial highlights filed December 6, 2000 for
                                                                   ----
the period ended September 30, 2000 (CIK 0001075375, file 811-09177) is incorporated by reference for all purposes.

PART C OTHER INFORMATION

Item 23. Exhibits

See Exhibit Index following the Signature Page of this Registration Statement, which Index is incorporated herein by this reference.

Item 24. Persons Controlled by or under Common Control with Registrant

Not applicable.  See "Control Persons" in Part B.

Item 25. Indemnification

Reference is made to Article IX of the Registrant's By-laws filed as Exhibit (b) to Registrant's Registration Statement with respect to Indemnification of Registrant's officers and directors, which is set forth below:

SECTION 9.1. INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; PROVIDED that: (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and (b) the Corporation shall not indemnify any person unless: (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling C-1 conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b) (2) (i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct. Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if: (1) such person shall provide adequate security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of such advance; or (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

SECTION 9.2. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Adviser Catholic Financial Services Corporation


(a) Catholic Financial Services Corporation acts as the Investment Adviser and Distributor to the Funds. Set forth below is a list of the officers and directors of the Adviser as of December 31, 1999, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:


Name and address         Position with Adviser   Position with Funds     Business affiliations
                                                                         during the past two years

Daniel Steininger        Chairman of the         Chairman of the         Director and
1100 W. Wells Street     Board, Director         Board, Director         President
Milwaukee, WI  53233                                                     of Catholic
                                                                         Knights Insurance
                                                                         Society, Board of
                                                                         Harbor Commission-
                                                                         Milwaukee


Allan Lorge              CEO, President,         President, Director     Director and
1100 W. Wells Street     Treasurer, Director                             Secretary/Treasurer
Milwaukee, WI  53233                                                     of Catholic Knights
                                                                         Insurance Society


Theodore Zimmer          Vice President          Vice President          General Counsel,
1100 W. Wells Street                                                     Catholic Knights
Milwaukee, WI  53233                                                     Insurance Society
                                                                         since September
                                                                         1997;


Michael Stivoric         Vice President          None                    Director of Catholic
1100 W. Wells Street                                                     Knights Financial
Milwaukee, WI  53233                                                     Services, Inc and of
                                                                         Catholic Brokerage
                                                                         Services Corp. Vice
                                                                         President of Fraternal
                                                                         Relations of Catholic
                                                                         Knights Insurance
                                                                         Society


Daniel Strasburg         Vice President and      None                    Director of Catholic
1100 W. Wells Street     Director                                        Knights Financial
Milwaukee, WI  53233                                                     Services, Inc. Vice
                                                                         President and
                                                                         Director of Catholic
                                                                         Brokerage Services
                                                                         Corp; and Vice
                                                                         President and Chief
                                                                         Actuary of Catholic
                                                                         Knights Insurance
                                                                         Society


Russell Kafka            Vice President -        Treasurer               Director of Catholic
1100 W. Wells Street     Investments                                     Knights Financial
Milwaukee, WI  53233                                                     Services and of
D.O.B. 6/20/44                                                           Catholic Brokerage
                                                                         Services Corp.; Vice
                                                                         President -
                                                                         Investments of
                                                                         Catholic Knights
                                                                         Insurance Society


Joseph Wreschnig         Vice President,         Secretary               Director of Mutual
1100 W. Wells Street     Secretary                                       Funds Operations,
Milwaukee, WI  53233                                                     Catholic Financial
                                                                         Services Corp., since
                                                                         January 1999; prior to
                                                                         January 1999,
                                                                         Assistant Vice
                                                                         President and
                                                                         Secretary of AAL
                                                                         Capital Management
                                                                         Corporation, Assistant
                                                                         Secretary, The AAL Mutual Funds
                                                                         And The AAL Variable Product Series Fund
                                                                         Instructor at Cardinal
                                                                         Stritch University


Mark Forbord             Controller and Chief    Chief Financial         Controller of Catholic
1100 W. Wells Street     Financial Officer       Officer and             Knights Financial
Milwaukee, WI  53233                             Accountant              Services, Inc. and of
                                                                         Catholic Brokerage
                                                                         Services Corp; Senior
                                                                         Financial Analyst of
                                                                         Catholic Knights
                                                                         Insurance Society;
                                                                         Instructor at The
                                                                         University of
                                                                         Wisconsin
                                                                         Milwaukee; and
                                                                         Instructor at Cardinal
                                                                         Stritch University


David Hesse              Vice President          None                    Vice President of
1100 W. Wells Street                                                     Mutual Funds
Milwaukee, WI  53233                                                     Distribution since
                                                                         June 1999, prior to
                                                                         that Inside
                                                                         Wholesaler AAL
                                                                         Capital Management
                                                                         Corporation


Joann Hull               Assistant               Assistant               Director
1100 W. Wells Street     Secretary/              Secretary               Catholic Financial
Milwaukee, WI  53233                                                     Services Corporation
                                                                         since March 1999,
                                                                         prior to that
                                                                         Securities Licensing
                                                                         Manager AAL Capital
                                                                         Management
                                                                         Corporation


Cheri Nagan              Assistant               Assistant               Director
1100 W. Wells Street     Secretary/              Secretary               Catholic Financial
Milwaukee, WI  53233                                                     Services Corporation
                                                                         since March 1999,
                                                                         prior to that Mutual
                                                                         Fund Specialist at
                                                                         AAL Capital
                                                                         Management
                                                                         Corporation


Robert Ciesla            Director                None                    High Chief Ranger,
355 Shuman Blvd                                                          Catholic Order of
Naperville, IL  60566                                                    Foresters, Secretary
                                                                         Treasurer and
                                                                         Director National
                                                                         Fraternal Congress of
                                                                         America, President
                                                                         and Director


                                                                         Naperville Office Park
                                                                         Owner's Association,
                                                                         Chairman, Illinois
                                                                         Right to Life
                                                                         Committee, Director,
                                                                         Joliet Diocesan
                                                                         Finance Board


Gregory Temple           Director                None                    Investment
355 Shuman Blvd                                                          Counselor, Catholic
Naperville, IL  60566                                                    Order of Foresters


John Kenawell            Director                None                    President, Catholic
3525 Hampton Ave.                                                        Knights of America,
St. Louis, MO  63139                                                     Chairperson,
                                                                         Investment
                                                                         Management and
                                                                         Valuations
                                                                         Committee of the
                                                                         National Fraternal
                                                                         Congress of America,
                                                                         Director, Old Trails
                                                                         Historical Society

Item 27. Principal Underwriter

Catholic Financial Services Corporation acts as the distributor to each of the Funds. Catholic Financial Services Corporation does not act as the principal underwriter or distributor of any other open-end mutual funds. Information regarding its officers and directors is contained in item 26.

Item 28. Location of Accounts and Records

Catholic Financial Services Corporation 1100 West Wells Street
Milwaukee, Wisconsin 53233; Firstar Mutual Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202,

Item 29. Management Services

Not applicable.

Item 30. Undertakings

None

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this filing meets the requirements of

Rule 485(b) and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized,

THE CATHOLIC FUNDS, INC.
By: /s/ Allan G. Lorge
Allan G. Lorge, President and CEO

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registrant's Registration Statement has been signed on this 17th day of January, 2001, by the following persons in the capacities indicated.

SIGNATURE TITLE


/s/ Daniel J. Steininger Chairman of the Board and Director

/s/ Allan G. Lorge President, Chief Executive Officer and Director

/s/ Russell J. Kafka Treasurer (Chief Financial Officer)

/s/ Mark K. Forbord Principal Accounting Officer


Thomas A. Bausch<F1> Director


J. Michael Borden<F1> Director


Daniel R. Doucette<F1> Director


Thomas J. Munninghoff<F1> Director


Conrad L. Sobczak<F1> Director


David L. Vollmar<F1> Director


<F1>By: /s/ Allan G. Lorge pursuant to a Power of Attorney dated February 17,
1999, a copy of which was previously filed April 28, 1999.


------------------------------------------------------------------------------------------------------------------
               Description                       Filing                  Date Filed             Filed herewith
------------------------------------------------------------------------------------------------------------------
(a)(1)         Articles of Incorporation         Initial Registration    December 28, 1998
------------------------------------------------------------------------------------------------------------------
(a)(2)         Articles of Incorporation         Pre-effective           April 28, 1999
               changing name to The Catholic     amendment 1
               Funds, Inc.
------------------------------------------------------------------------------------------------------------------
(a)(3)         Supplement for The Catholic                               August 20, 2000
               Money Market Fund
------------------------------------------------------------------------------------------------------------------
(b)(1)         By-laws                           Initial Registration    December 28, 1998
------------------------------------------------------------------------------------------------------------------
(C)(1)         Articles Sixth through Eigth      Initial registration    December 28, 1998
               and Article Tenth of The
               Aticles of Incorporation (see
               exhibit (a))
------------------------------------------------------------------------------------------------------------------
(C)(2)         Articles !!, VI, IX and X of      Initial registration    December 28, 1998
               the Bylaws (see exhibit (b))
------------------------------------------------------------------------------------------------------------------
(d)(1)         Investment advisory Contract      Pre-effective           April 28, 1999
                                                 amendment 1
------------------------------------------------------------------------------------------------------------------
(d)(2)         Form of Amendment to Investment   Post-effective          January 21, 2000
               advisory Contract                 Amendment 2
------------------------------------------------------------------------------------------------------------------
(d)(3)         Form of Amendment to              Post-effective          January 21, 2000
               Sub-advisory contract             Amendment 2
------------------------------------------------------------------------------------------------------------------
(e)(1)         Distribution Agreement            Pre-effective           April 28, 1999
                                                 Amendment 1
------------------------------------------------------------------------------------------------------------------
(e)(2)         Amendment to Distribution         Post-effective          January 21, 2000
               Agreement                         Amendment 2
------------------------------------------------------------------------------------------------------------------
(f)            Not Applicable
------------------------------------------------------------------------------------------------------------------
(g)(1)         Custodian Agreement
------------------------------------------------------------------------------------------------------------------
(g)(2)         Amendment to Custodian Agreement  Post-effective          January 21, 2000
                                                 Amendment 2
------------------------------------------------------------------------------------------------------------------
(h)(1)         Transfer Agency Agreement         Pre-effective           April 28, 1999
                                                 Amendment 1
------------------------------------------------------------------------------------------------------------------
(h)(2)         Transfer agency agreement         Post-effective          January 21, 2000
               amendment                         Amendment 2
------------------------------------------------------------------------------------------------------------------
(h)(3)         Fund Accounting Servicing         Pre-effective           April 28, 1999
               Agreement                         Amendment 1
------------------------------------------------------------------------------------------------------------------
(h)(4)         Amendment to Fund Accounting      Post-effective          January 21, 2000
               Servicing Agreement               Amendment 2
------------------------------------------------------------------------------------------------------------------
(i)            Legal Opinion of Quarles and                                                     <F1>
               Brady
------------------------------------------------------------------------------------------------------------------
(j)            Consent of Independent Public                                                    <F1>
               Accountants
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
(k)            Not Applicable
------------------------------------------------------------------------------------------------------------------
(l)            Subscription Agreement            Pre-effective           April 28, 1999
                                                 Amendment 1
------------------------------------------------------------------------------------------------------------------
(m)            Amendment to 12b-1 Plan           Post-effective          January 21, 2000
                                                 Amendment 2
------------------------------------------------------------------------------------------------------------------
(n)            Not Applicable
------------------------------------------------------------------------------------------------------------------
(o)            Not Applicable
------------------------------------------------------------------------------------------------------------------
(p)(1)         Adviser's Code of Ethics                                                         <F1>
------------------------------------------------------------------------------------------------------------------
(p)(2)         The Catholic Equity Income Fund
               Code of Ethics
------------------------------------------------------------------------------------------------------------------
(p)(3)         The Catholic Large-Cap Growth
               Fund Code of Ethics
------------------------------------------------------------------------------------------------------------------
(p)(4)         The Catholic Disciplined                                                         <F1>
               Capital Appreciation Fund Code
               of Ethics
------------------------------------------------------------------------------------------------------------------


(i) Legal Opinion of Quarles and Brady

(j) CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                       [QUARLES & BRADY LLP LETTERHEAD]


                                   January 25, 2001




The Catholic Funds, Inc.
1100 West Wells Street
Milwaukee WI 53233
Attn:  Mr. Joseph Wreschnig, Secretary

     Re: CONSENT TO INCORPORATION OF LEGAL OPINION IN POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT

Ladies and Gentlemen:

     We hereby consent to the incorporation by reference of our opinion regarding the legality of shares of The Catholic Funds, Inc. (the "Registrant") into the Post-Effective Amendment (the "Amendment") to its Registration Statement in which this consent letter is included as an Exhibit. Our legal opinion appeared as an Exhibit to the Registrant's Registration Statement on Form N-1A (1933 Act Reg. No. 33-69803), which was filed with the Securities and Exchange Commission on December 29, 1998. We also consent to the use of our name in the section captioned "Counsel and Independent Public Accountants" of the Statement of Additional Information included as Part B to this Registration Statement.

     As outside legal counsel to the Registrant, we assisted in the preparation of the Amendment and, to whom it may concern, we certify that the Amendment does not contain any disclosures that would render it ineligible to become effective automatically pursuant to Rule 485(b) under the Securities Act of 1933.

                                   Very truly yours,



                                   QUARLES & BRADY LLP

291:ba
191023.40000
QBMKE\FGLCAT.X2A


(p)(1) Adviser's Code of Ethics


                                 CODE OF ETHICS
                                       FOR
                            THE CATHOLIC FUNDS, INC.
                                       AND
                     CATHOLIC FINANCIAL SERVICES CORPORATION

I.       STATEMENT OF PURPOSE

The following general fiduciary principles underlie this code and persons covered by the code shall adhere to the highest ethical standards and shall:

         Place the interest of the Funds and Catholic Financial Services Corporation before their personal interests at all times;

         Conduct all personal securities transactions in a manner consistent with this code in order to avoid any actual or potential conflicts of interest or any abuse of position or trust.

         Strive to follow the spirit as well as the letter of this code

II.      STATEMENT OF ACTIVITIES

Rule 17j-1 does not dictate the contents of a code of ethics. It does require that the code of ethics adopt contain provisions that operate to prevent certain employees, called access persons, from engaging in certain fraudulent practices. Initial Board approval of the code of ethics is required for both the Fund's and the adviser's codes and subsequent approvals are required whenever a material change to the code is made. Rule 17j-1 also requires that a code of ethics be meaningful. That is, it must contain provisions that are reasonably calculated to prevent fraud and protect the Fund shareholders as well as an adviser's clients. Implicit in this requirement is the requirement that a material change in circumstances for the Funds or for the adviser could require a material material to its code. This code, covering The Catholic Funds, Inc. and Catholic Financial Services Corporation is based on the following factual circumstances:

         Catholic Financial Services Corporation acts as the adviser for The Catholic Funds, Inc. It has no other advisory clients nor is it soliciting any other clients.

         The Catholic Funds' portfolios each have a separate subadviser that determines the investment strategy and determines the timing and brokerage for the securities purchased for the portfolio.

         None of the Catholic Funds' portfolio objectives include investing in thinly traded, small or microcap securities.

         Catholic Financial Services Corporation also acts as distributor to The Catholic Funds. It has selling agreements with other broker-dealers as well as its own field force. Its field force may also sell certain variable insurance products from Midland National Life.

         No officer, director or employee of either Catholic Financial Services Corporation or The Catholic Funds, Inc.:

                  Makes any recommendation for the purchase or sale of a fund security Participates in the determination of what should be purchased or sold Can obtain any information concerning securities recommended for purchase or sale

         The Board of The Catholic Funds, Inc. has the authority to review securities holdings of the Funds and may determine that a holding is inconsistent with the Catholic core values described in the prospectus.

III.     COVERED PERSONS

All officers and directors of the Fund or of the Adviser shall be access persons as required by Rule 17j-1. Therefore, independent Fund directors are covered by the code.

Based on current activities, no officer, director or employee of the Fund or the Adviser currently comes within the definition of advisory person.

IV.      THE BOARD

Board members shall disclose any interest they may have in a security when the Board is considering whether the Funds ownership of such security is inconsistent with the Catholic core values described in the prospectus.

The Adviser shall notify the Board of any changes in circumstances such that the code needs revision in order to comply with its purpose, so that the Board may act within the time specified by law.

V.       REPORTS REQUIRED.

Unless otherwise excepted by this code, every Access Person must report the following to that Fund, investment adviser or principal underwriter.

         Initial Holdings Reports
         ------------------------

         No later than 10 days after the person becomes an Access Person, the following information:

         The title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

         The name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and the date that the report is submitted by the Access Person.

         Quarterly Transaction Reports
         -----------------------------

         No later than 10 days after the end of a calendar quarter, the following information:

         With respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect beneficial ownership:

         The date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Covered Security involved;

         The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition); The price of the Covered Security at which the transaction was effected; The name of the broker, dealer or bank with or through which the transaction was effected; and The date that the report is submitted by the Access Person.

         With respect to any account established by the access person in which
         ----------------------------------------------------------------------
         any securities were held during the quarter for the direct or indirect
         ----------------------------------------------------------------------
         benefit of the access person:
         -----------------------------

         The name of the broker, dealer or bank with whom the Access Person established the account;

         The date the account was established; and

         The date that the report is submitted by the Access Person.

         Annual Holdings Reports.
         ------------------------

         Annually, the following information (which information must be current as of a date no more than 30 days before the report is submitted):

         The title, number of shares and principal amount of each Covered Security in which the Access Personn had any direct or indirect beneficial ownership;

         The name of any broker, dealer or bank with whom the Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person; and

         The date that the report is submitted by the Access Person.

In lieu of the above reports, duplicate information contained in broker trade confirmations or account statements received by the Fund, investment adviser or principal underwriter with respect to the Access Person in the time period required may substitute for one or more of the reports if all of the information required is contained in the broker trade confirmations or account statements, or in the records of the Fund, investment adviser or principal underwriter.

         Exceptions From Reporting Requirements.
         --------------------------------------

         A person need not make a report with respect to transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control.

         A director of a Fund who is not an "interested person" of the Fund within the meaning of this code or the Investment Company Act and who would be required to make a report solely by reason of being a Fund director, need not make:

                  An initial holdings report,

                  a quarterly transaction report or

                  an annual holdings report

unless the director knew or, in the ordinary course of fulfilling his or her official duties as a Fund director, should have known that during the 15-day period immediately before or after the director's transaction in a Covered Security, the Fund purchased or sold the Covered Security, or the Fund or its investment adviser considered purchasing or selling the Covered Security.

The Compliance Officer shall not disclose any reports filed except to regulatory authorities or at the direction of the Board.

For Purposes of this Code, the following definitions apply:

         Covered Security (Section 2(a)(36) of the Investment Company Act) means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, any put, call or straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities, (including any interest therein or based on the value thereof) or any put, call, straddle or option or privilege entered into on a national exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security" or any certificate of interest or participation in, temporary or interim certificate for receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing; but does not include:

                  Direct obligations of the Government of the United States;

                  Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

                  Shares issued by open-end Funds (including variable products).

         Beneficial ownership shall be as defined by Rule 16a-1(a)(2) of the Securities Exchange Act of 1934 and includes spouse and minor children residing with them and others for whom the Access person directs or controls investments.

VI       PRE-CLEARING OF TRADES:

All access persons, except for independent directors, shall pre-clear any investments in IPOs and limited offerings.

VII      COMPLIANCE MONITORING

The Compliance Officer, currently Joe Wreschnig, shall review all quarterly reports, confirmations and other materials submitted to him from persons covered under this code. The Compliance Officer shall institute any procedures necessary to monitor the adequacy of reports and otherwise prevent or detect violations of the code. The Compliance Officer shall report violations to the Boards of The Catholic Funds, Inc. and Catholic Financial Services Corporation.

VIII     REVIEW BY THE BOARDS OF DIRECTORS

The Compliance Officer shall furnish reports to the Boards at their regularly scheduled meetings. These reports shall report any preclearances given, indicate any securities in which both the Funds owned and an Access person owned or traded and any violations to the Boards and the remedial action taken. The Boards may also take appropriate actions regarding violations. In addition, the Compliance officer shall give a written report to the Boards, at least annually, describing issues that arose during the previous year, including but not limited to, information about material code or procedural violations and the response(s) thereto, and certifying that the procedures adopted reasonably necessary to prevent access persons from violating the code of ethics.

IX       CODES OF THE SUB-ADVISERS

The Board of The Catholic Funds, Inc. shall review the Codes of Ethics for the sub-advisers (excluding the sub-adviser for The Catholic Money Market Fund as is currently permitted by rules) and, if in its judgment determines that such codes protect the interests of the Funds and their shareholders, shall then request and receive quarterly reports from the sub-advisers relating to any activities prohibited such codes.

X        RECORDS

The Compliance officer or designee shall, at its principal place of business, maintain records in the manner and to the extent required by law, must make these records available to the Securities and Exchange Commission or any representative of the Commission at any time and from time to time for reasonable periodic, special or other examination:

         A copy of each code of ethics that is in effect, or at any time within the past five years was in effect, must be maintained in an easily accessible place;

         A record of any violation of the code of ethics, and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

         A copy of each report made by an Access Person as required by this section, including any information provided in lieu of the reports, must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place;

         A record of all persons, currently or within the past five years, who are or were required to make reports under paragraph (d) of this section, or who are or were responsible for reviewing these reports, must be maintained in an easily accessible place; and

         A copy of each report to the Board required by the code must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

         The Funds and/or Catholic Financial Services Corporation must maintain a record of any decision, and the reasons supporting the decision, to approve the acquisition by investment personnel of securities for at least five years after the end of the fiscal year in which the approval is granted.

XI       EFFECTIVE DATES:

March 1, 2000
Identify and notify access persons of their status
Adopt procedures to review transactions and reporting
Prepare a record of Access persons and who is responsible for compliance

April 10, 2000
First quarterly transaction report under new rules.

September 1, 2000
Approval of the Code by the Funds' Board
Provide the Board with the first annual issues and certifications report Initial holdings report by all access persons.

January 31, 2001
File code of ethics with the Securities and Exchange Commission in our registration statement

(p)(2) The Catholic Equity Income Fund Code of Ethics

                        CODE OF ETHICS REGARDING PERSONAL
                             SECURITIES TRANSACTIONS

I.   INTRODUCTION

          It is expected that all officers, directors, and employees will observe the highest possible standards of ethics and will so conduct their personal affairs to avoid any conflict, or appearance of conflict, with their duties for Todd Investment Advisors, Inc. In any situation where the potential for conflict exists, transactions for clients must take precedence over personal transactions. Recommendations to clients that have been made, or are under consideration, are confidential. In addition, the officers, directors, and employees of Todd Investment Advisors, Inc. must not use, or appear to use, their position as such to obtain any personal benefit from brokers or others seeking to do business with Todd Investment Advisors, Inc. Should any situation arise not specifically governed by this Code of Ethics, the general principles stated in this paragraph shall govern the resolution of the matter.

          Rules set forth herein are applicable to all officers, directors, and employees of Todd Investment Advisors, Inc., except that the requirements under the heading "Special Rules for Persons in Certain Sensitive Positions" apply only to the persons designated in that section.

          All rules apply to transactions in such person's own accounts and in accounts that such person "beneficially owns." A person is deemed to "beneficially own" accounts from which he or she derives economic benefit including accounts of his or her spouse, minor children, family members sharing such person's home, and all other accounts over which such person exercises investment discretion or control, such as accounts that he or she is a trustee, custodian, or guardian.

          Violation of the Code of Ethics may result in civil and criminal liability, or both, under the federal security laws. In addition, any transaction that is considered to have been improper, or that appears improper in light of subsequent developments, even though proper when made, is subject to reversal. Compliance with the Code of Ethics is a condition of employment, and willful violation of this Code may be cause for termination of employment. Questions regarding this Code of Ethics, other than questions concerning particular personal transactions, should be directed to the President of Todd Investment Advisors, Inc. Questions concerning particular personal transactions should be directed as follows.

This Code of Ethics must be read, acknowledged, and returned to the President of Todd Investment Advisors, Inc., by each officer, director, and employee of Todd Investment Advisors, Inc., and any other individuals covered hereby. A duplicate copy is included and should be retained for your reference.

II.  GENERAL RULES

          Transactions and reporting requirements apply to all publicly traded equity related securities, such as common stocks, convertible or participating debentures, and preferred stocks and options - except for shares in registered open-end investment companies. Reporting is also required with respect to transactions in bonds and transactions in commodity interests. The transaction and reporting requirements do not apply to U.S. government obligations, bankers' acceptances, banks' certificates of deposit, commercial paper, or options of futures on bond or stock market indices.

          "Hot New Issues" - Persons subject to this Code of Ethics may not purchase on the initial underwriting of new issues of securities for which the demand exceeds supply.

          Persons subject to this Code of Ethics may not purchase or hold, at any time, any security or other interest in any privately owned broker or dealer in securities. In addition, no person will be allowed to own more than 1% of any publicly traded broker or dealer in securities.

          Trading on "inside information" of any sort, whether obtained in the course of research activities, through a client relationship, or otherwise, is prohibited. (This would include trading in a security with respect to which either Todd Investment Advisors, Inc., or the person subject to the Code of Ethics who is trading has inside information)

          Affiliation with investment clubs is prohibited.

III. TRANSACTION RULES

          A.   Applicable to all stocks (and related convertibles and options):
               Purchases or sales for Company personnel will be approved only if there are no conflicting orders pending for client accounts. A conflicting order is deemed to be any order for the same security or an option thereon that has not been fully executed.

          B. Applicable to Todd Investment Advisors, Inc., equity model portfolio stocks.

                  1. No purchase of a stock added to the Todd Investment Advisors, Inc., equity model portfolio will be allowed for ten (10) business days following the addition.


                  2. No sale of a Todd Investment Advisors, Inc., equity model portfolio stock down-rated to the point where it is intended to be sold promptly by a client's account will normally be allowed for ten (10) business days following the down-rating. (Exceptions may be allowed on a case-by-case basis in the event that client and fund sales have been completed prior to the expiration of the ten-day period.)

IV. SPECIAL RULES FOR PERSONS IN SENSITIVE POSITIONS

          In addition to the results stated above, certain additional restrictions are applicable to all employees who are in a position to recommend and/or approve the purchase of a security by a client.

          Each such person owning a stock that he or she has recommended or approved for purchase by a client, or having an option position in such stock, must disclose the fact of his or her ownership or position to the President of Todd Investment Advisors, Inc. The President may require additional information as to any such ownership or position and may, in consultation with members of the Investment Committee, require sale of the stock or closure of the option position by such person to avoid the appearance of any impropriety. The Company shall maintain a written record of such disclosures and any actions taken in response to them.

V.   PRE-CLEARANCE REOUIREMENT

          - Prior to executing personal transactions, each employee must get clearance from the trading department.

          The trading department will maintain a list of securities that have been added to or down-rated on the Todd Investment Advisors, Inc., equity model portfolio within the last ten (10) business days. The equity portfolio managers are responsible for prompt revision of the list to reflect changes as they occur. Personal securities transactions of each trader must be cleared with another member of the trading department. Persons engaging in securities transactions shall keep a personal record of the person pre-clearing each transaction, the date of such pre-clearance, the time, and nature of such transaction.

VI.   REPORTING

          All securities transactions must be reported to the President quarterly, based upon the following schedule:

                           First Quarter             -        April 10
                           Second Quarter            -        July 10
                           Third Quarter             -        October 10
                           Fourth Quarter            -        January 10

          Each report shall be in the form of the quarterly securities report (attached) and must be received by the president by the date indicated above. A report must be filed for each quarter, regardless of whether any security transactions have occurred. The reporting person must sign the report, which must include all transactions and accounts that such reporting persons "beneficially own." The reporting person may seek to disclaim beneficial ownership in a particular transaction on the report, stating in the report the reason for such disclaimer.

          In addition, all reporting persons are required to file, with the President, an initial ownership report in the form of the statement of ownership report attached to the Code of Ethics. This report shall be a statement of the issuer and title of securities owned by the employee (and the nature of such ownership) as of May 1, 1990, and must be filed with the President no later than May 30, 1990. Each new officer, director, employee of Todd Investment Advisors, Inc., hereinafter shall be required to file such statement of ownership report upon employment with the Company as of the date of such employment.


VII. ACKNOWLEDGEMENT

          I acknowledge that I have read and understand this Code of Ethics, and I agree to comply with its requirements.
Signature                                                                   Date


                        SUPPLEMENT TO OUR CODE OF ETHICS

                                                               November 30, 1999

I.    MUTUAL FUNDS

Code of Ethics Regarding Todd Investment Advisors Role as a Sub-Advisor to the Investment Advisor of A Mutual Fund

As a sub-advisor to one or more investment advisors of mutual funds, we at Todd Investment Advisors are regulated in the same manner as advisory relationships directly between a fund and its primary investment advisor. Thus, we are included in the definition of "Investment Advisor" under Section 2(a) (20)(b) of the 1940 Act.

Under Section 15(a) of the Act, any advisory agreement we have must describe all compensation to be paid to us as sub-advisor. The agreement must also provide it will continue for more than two years after its initial execution only if such continuance is proved annually by the Fund's Board. The contract must also provide that the Fund's Board or its shareholders may terminate it at anytime, without penalty on 60 days written notice to the advisor. Finally, the contact must provide for ITS automatic termination in the event of an assignment of the contract.

Under Section 36(a) of the Act, we, as sub-advisor, are deemed to have a fiduciary relationship with respect to the Fund and its shareholders.

As a sub-advisor, we are also considered an "affiliated person" with respect to transaction restrictions.

It is important that any agreement we have as sub-advisor clearly set forth the responsibilities we have with respect to the particular mutual fund. For example, the agreement should state that we will manage the portfolio in compliance with the restrictions set forth in the Fund's prospectus; any instructions received from the primary advisor; the requirements of applicable laws; and the terms of any forms of regulatory relief on which the Fund is relying. The agreement should also state that we have a responsibility to maintain certain records under the 1940 Act. In the agreement, we as sub-advisors should also agree to make periodic reports to the advisor regarding compliance and performance issues. We should also agree to cooperate with the Fund's auditors and also with preparation and execution of any SEC filings.

It is important that, as a sub-advisor, we should be very familiar with investment policies and restrictions of the particular Fund, as well as applicable provisions of the Federal Securities Laws that may affect the manner in which we can manage the Fund assets. Where possible, whenever we act as sub-advisor, we should try to make sure that an in-person presentation will be periodically made to the Fund's Board, at which time we as sub-advisor would discuss our investment methodology and our experience in advising other clients, including any other registered funds. This meeting should also provide the Fund' Board with opportunity to ask us about our compliance capabilities.

While it is not necessary for us as sub-advisor to follow the same Code of Ethics used by the primary advisor, henceforth, we will seek approval of the Code followed by us as sub-advisor, by the Fund's Board and material personal trading issues should be reported to the primary Advisor and the Fund's Board on an on-going basis. This should include a statement furnished by us to the primary advisor that there has been no "front running" by any employees of Todd in any securities held by the Fund.

We should also make sure that scheduled periodic meetings take place between our investment people and those employed by the primary advisor to review the responsibility of each of us and discuss operational issues that may have arisen. It is vital that we keep open lines of communication between us.

In most circumstances, it is advisable for us to fill out, each month, a compliance checklist (See Exhibit A), which indicates whether or not the Fund's investment objectives, or any of its investment restrictions and policies were violated in the preceding months. It should also note the steps that were taken in response to such violations. The checklist should also include representations that we as a sub-advisor have not caused the Fund to violate applicable provisions of the 1940 Act and other Federal Securities Laws. When a violation of a Fund's policy or applicable has occurred as a result of an investment that we have made, we should describe the violation and the measures that have been taken to reasonably ensure that such a violation does not occur again. These checklists should be provided to the Fund's Board at its quarterly meetings.

We should make sure that the compliance department of the primary advisor clearly understands their role in overseeing the day-to-day operation of us as sub-advisor, as such operations relate to our management of their Fund. It is essential that open lines of communication be established and maintained between the primary advisor and us. These policies are necessary to ensure compliance with the Securities Laws related to mutual funds. It is particularly important because of the fact that the primary advisor will invariably be located in a distant city.

II. PERSONAL TRANSACTIONS

Supplement to Todd Investment Advisors Code of Ethics Regarding Personal Securities Transactions (November 30, 1999)

The following is a supplement to our original Code of Ethics on this subject, which was prepared in May, 1990.

The SEC, in August 1999, issued a regulation that further restricts personal trading by mutual fund portfolio managers and investment advisors. Since we have recently become sub-advisor of several such mutual funds, these rules apply to us. The SEC stated: "These amendments will help ensure that the personal trading of mutual fund insiders does not compromise the interest of mutual fund shareholders. If we, nonetheless discover abusive trading, it can be expected that the Commission will take enforcement actions where necessary to protect investors."

Todd Employees Affected

The new amendments to the personal trading rule apply to all employees of Todd

Investment Advisors forthwith and cover the following four areas.
FOUR AREAS COVERED

Increased Oversight by Fund Board of Directors -- Henceforth, the Fund's board of directors must (1) approve the fund's code of ethics, as well as the codes of any investment adviser or principal underwriter to the fund, and (2) review annual reports from the fund, and any investment adviser or principal underwriter to the fund, regarding issues that have arisen under the codes during the past year.

Improved Reporting Requirements -- "Access persons" must provide an initial report of their securities holdings to their employers when they become access persons and annual reports thereafter (in addition to the transaction reports currently required.)

Pre-clearance Required for and Private Placements -- Portfolio managers and others who participate in the fund's investment decisions must obtain advance approval for any investment in private placement.

Public Disclosure Funds must disclose, as part of their registration statements:
(1) the fund's policy on employees' personal investment activities, as well as the policies of any investment adviser or principal underwriter to the fund; and
(2) a copy of the fund's code of ethics and the codes of any investment adviser or principal underwriter to the fund.

Initial Public Offerings

Historically, we have stated that Todd Investment Advisors personnel may not purchase IPOs for which demand exceeds supply ("hot issues"). Todd Investment Advisors hereby modifies this restriction to state that no Todd employee can purchase any security in an Initial Public Offering, in order to preclude any possibility of their profiting improperly from their positions with an advisor. The rare exception to this restriction would be circumstances whereby Todd personnel cannot profit improperly from their position, such as depositor in a savings and loan association, which is converting from a mutual to a stock form of ownership. In those circumstances, such a transaction requires prior written approval of the CEO of Todd.

Private Placements

Todd hereby requires prior written approval of the CEO of any acquisition of securities by Todd personnel in a private placement. Such prior approval will take into account, among other factors, whether the investment opportunity should be reserved for clients, and whether the opportunity is being offered to an individual by virtue of his or her position with the advisor. Todd personnel who have been authorized to acquire securities in a private placement are required to disclose that investment when they play a part in any client's subsequent consideration of an investment in the issuer. In such circumstances, the decision to purchase securities of the issuer for the client is subject to an independent review and written approval by senior personnel of Todd, who have no personal interest in the issuer.

Blackout Periods

In the past, purchases or sales for Todd personnel have been approved only if there are no conflicting orders pending for client accounts. This rule is hereby tightened up to specify that no Todd personnel can execute personal transactions for a security within 24 hours in which any client has a pending "buy" or "sale" order in that same security until that order is executed or withdrawn. At this time, we do not consider it necessary to install a more lengthy blackout period (a prescribed number of calendar days before and after client trades). At some future point, we may decide to install a longer blackout period if the growth or administrative complexity of the firm makes the limitations of the current rule difficult to administer without benefit of a lengthy blackout.

Transaction Reporting

In the past, all security transactions and pre-clearance statements have been required from all employees to the President quarterly by the 10th of the month following quarter end. Henceforth, such transaction reports should instead be submitted monthly by the l0th of the following month, commencing January 1, 2000. Any employee who fails to return the transaction report by the 10th of the month following the month in question will be required to pay a $50 late fee.

Records of Securities Transactions

In addition to the securities report, we now require the following each month:

          All employees will submit by the 20th of the month following the month in question, to Jennifer Doss, duplicate copies of confirmations of all personal securities transactions and copies of periodic statements for all securities accounts. Those who fail to supply these statements by the 20~ of the month will be charged a $50 late fee. The asset statement can instead be furnished quarterly in those instances where the Todd employee does not receive such statements monthly.

Restrictions on Political Contributions

Todd Investment Advisors condemns "pay-to-play" practices and therefore, neither Todd Investment Advisors nor any of its employees or family members are to make political contributions to candidates for political office who could influence the selection of investment advisors by public funds. In August, 1999, the SEC proposed a rule that would prohibit an advisor from providing his services to a government client for two years after contributions are made to State and Local officials (and candidates for their positions) who are able to influence the selection of an advisor. We concur with the De minimis exception which states that the two-year timeout does not apply to contributions of $250 or less made to a candidate for whom the person making the contribution can vote. Todd employees are also prohibited from soliciting campaign contributions for those elected officials able to influence the selection of an advisor.

All employees of Todd are required to keep records of their political contributions and to submit this information monthly to Jennie Doss, Compliance Officer.

Compliance Officer

Jennifer Doss, as Compliance Officer, is responsible for receiving the required reports monthly from each Todd employee. She is expected to report such compliance to the CEO of Todd by the 3Qt of the month.

III.  MISCELLANEOUS
                                                                       I,
Gifts

All investment personnel of Todd are prohibited from accepting any gifts or other thing of more than DE MINIMIS value from any person with or on behalf of Todd. or entity that does business

Services as a Director

Because of the high potential for conflict of interest and insider trading problems, Board membership by Todd personnel should be carefully scrutinized and subject to prior approval. In a relatively small number of instances in which Board service is authorized, investment personnel serving as Directors are prohibited from making recommendations for purchase or sale of that security for clients or for Todd personnel. No opinion as to the attraction, or lack there of, of that security should be given; in other words, a "Chinese Wall" should exist.

Prohibition Against Use of Material Non-Public Information

No employee, nor any member of his/her family is allowed to trade in a security while in possession of, nor communicate, material non-public information. Such a practice is a serious violation of the rules of AIMR, the CFA, and Rule 10(b) of the Securities and Exchange Commission.

IV.   ANNUAL CERTIFICATION

Certification of Compliance with Codes of Ethics:
Access persons, namely all Todd personnel, should annually certify that they have read, understood, and complied with the Code of Ethics. This statement should be submitted to the Compliance Officer in writing by the lO~ of January each year.

ACKNOWLEDGEMENT

          I acknowledge that I have read and understand this Supplement to Our Code of Ethics, and I agree to comply with its requirements.

Signature

(p)(3) The Catholic Large-Cap Growth Fund Code of Ethics

                          PEREGRINE CAPITAL MANAGEMENT
                                  Policy Manual

                        Employee Securities Transactions
SUMMARY
Peregrine prohibits Employees from engaging in any securities transactions that would violate its Standards of Conduct or would create a conflict of interest with any of our clients, including our investment management responsibilities for the Wells Fargo mutual funds.

STANDARDS
1) All Peregrine employees/officers/directors ("Employees") are required to get written Pre-clearance (prior approval) from the Compliance Officer, the President of the firm, or a designate of the President/Compliance Officer before executing any security transaction in any account in which the Employee has any direct or indirect beneficial ownership. Such transactions include, but are not limited to purchases or sales of securities and private placements and purchases, sales, and exercises of puts, calls and warrants. The Compliance Officer, the President of the firm, or a designate of the President/Compliance Officer must record the rationale for granting approval to purchase a private placement.

2) Beneficial Ownership Defined. As an Employee, you should generally consider yourself to have a "beneficial ownership" of any securities in which you have a direct or indirect financial interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any Contract, arrangement, understanding or relationship that provides you with sole or shared voting Or investment power.

3) An Employee must execute an approved security transaction within one business day from the date of its approval.

4) Pre-Clearance (with the exception of private placements) is not required for: purchases or sales for any account over which the employee has no direct or indirect influence or control; purchases which are part of an automatic dividend reinvestment plan; or purchases made in the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were initially acquired from the issuer.

5) Employees are prohibited (pre-clearance will not be granted) from making any transaction in a security which is contrary to the advice given or action taken (except such actions required to accommodate contributions/withdrawals) on behalf of any client with respect to that security; such prohibition is applicable for five business days after transactions on behalf of customer.

6) Employees are prohibited (Pre-clearance will not be granted) from purchasing Securities purchased for customers (or selling any security which customers have been advised to sell or which are sold for customers) until such time as alt intended transactions on behalf of customers have been completed.

7) Employees are prohibited (Pre-clearance will not be granted) from purchasing or selling any security that is being considered for purchase or sale (under discussion between members of an investment team) in any customer's account.

8) Employees are prohibited (Pre-clearance will not be granted) from executing any transaction if that transaction:
a) Would result in the buying or selling of securities in competition with buy or sell orders for any customer s account;
b) Would be for the purpose of, or result in, buying or selling securities to take advantage of recent or imminent trades in any Customer's account;
c) Would involve the security of a company with respect to which the Employee has material non-public information;
d) Would involve trading in options on any of the stocks held by or contemplated for any customer's account;
e) Would take place before a sufficient period of time (not more than 10 business days) has elapsed after a purchase or sale transaction for a customer's account for the effects of that transaction on the market price to dissipate (even if five business days may have elapsed); or
f) Would involve the acquisition of a direct or indirect beneficial interest in an initial public offering.

9) No Employee shall cause or attempt to cause any client portfolio to purchase, sell or hold any security in a manner calculated to create any personal benefit to the Employee. No Employee shall recommend any securities transactions for customer accounts without having disclosed their interest, if any, in such securities or the issuer thereof, including, without limitation: a) Their direct or indirect beneficial ownership of any securities of such issuer; b) Any position with such issuer or its affiliates; and e) Any present or proposed business relationship between such issuer or its affiliates and the Employee or any party in which the Employee has a significant interest.

10) Employees are required to submit annually a list of the securities in which they have a direct or indirect beneficial ownership. New Employees should submit a list of the securities in which they have a direct or indirect beneficial ownership within 10 days of employment at Peregrine. The Compliance Officer or his designate will review these reports. Employees must direct their brokers to supply to Peregrine Capital Management (attention: Compliance Officer), on a timely basis, duplicate copies of confirmations of all personal securities transactions and copies of periodic statements for all accounts in which the Employee has any beneficial ownership. These reports require the following information (which information mustbe current as of a date no more than 30 days before the annual report is submitted): (a) The title, number of shares and principal amount of each security in which the Employee had any direct or indirect beneficial ownership when the person became an Employee or upon annual submittal; (b) The name of any broker, dealer or bank with whom the Employee maintained an account in which any securities were held for the direct or indirect benefit of the Employee as of the date the person became an Employee or the date of the annual submittal; and (c) The date that the report is submitted by the Employee.

11) Except as required in the normal course of carrying out an Employee's business responsibilities, Employees are prohibited from revealing information relating to the investment intentions or activities of customer accounts or securities that are being considered for purchase or sale on behalf of any account.

12) Employees are required to report monthly all persona] securities transactions by or on behalf of such Employee within 10 days following the end of the reporting period. The Compliance Officer or his designate will review these transactions. These reports require the following information:(a) The date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each security involved; (b) The nature of the transaction (i.e.. purchase, sale or any other type of acquisition or disposition); (c) The price of the security at which the transaction was effected; (d) The name of the broker, dealer or bank with or through which the transaction was effected; and (e) The date that the report is submitted by the Employee; and (fl With respect to any account established by the Employee in which any securities were held during the month for the direct or indirect benefit of the Employee: (i) The name of the broker, dealer or bank with whom the Employee established the account; (ii) The date the account was established; and (iii) The date that the report is submitted by the Employee.

13) Any exceptions to these standards require prior approval in writing from the President of the firm (and Wells Fargo Compliance if involving the mutual funds).

14) Employee transactions in securities issued or guaranteed by the U. S. Treasury or any other "Government security" as defined in Section 2(a)(16) of the Investment Company Act of 1940 with a remaining maturity of 12 months or less, banker's acceptances, bank certificates of deposit, commercial paper, repurchase agreements covering any of the foregoing and shares of registered open-end investment companies are excluded from these policies and standards.

15) Employee transactions in municipal bonds or municipal closed-end bond finds do not require prior approval, but they must be reported monthly. Should Peregrine become active in purchasing municipal securities on behalf of its clients, this exemption from the prior approval process will be eliminated,

16) Employees who violate these policies will he subject to disciplinary action, which could include disgorgement of profits made or losses avoided and/or dismissal.

(p)(4) The Catholic Disciplined Capital Appreciation Fund Code of Ethics
TABLE OF CONTENTS
Section I Summary of Restrictions and Requirements
Section II Vantage Global Advisors Employee Code of Ethics
Section III Short -Term Trading Exemption List
Section IV Insider Trading Policies and Procedures (Employee Trading/Investing Policies and Procedures)

Section I Summary of Restrictions and Requirements


---------------------------------------------------------------------------------------------------------------
Activity                                 Portfolio          Investment      Access Persons<F1>    Affiliated
                                         Manager<F1>        Personnel<F1>                         Persons<F1>
---------------------------------------------------------------------------------------------------------------
A. Blackout Periods
---------------------------------------------------------------------------------------------------------------
1. Trading is Prohibited until the          X                     X                 X                X
third trading day following the
execution of a Vantage trade in that
same security
---------------------------------------------------------------------------------------------------------------
2. Trading is prohibited for seven          X
calendar days before or after a
Vantage trade in an account he or she
manages.
---------------------------------------------------------------------------------------------------------------
B. Preclearance
---------------------------------------------------------------------------------------------------------------
1. All Transactions in covered              X                    X                 X                X
securities must be precleared. The
preclearance form must be signed by
the appropriate trading desk and
submitted to the Compliance department
prior to executing the trade.
Preclearance is only good for that one
day.
---------------------------------------------------------------------------------------------------------------
C. Transactions
---------------------------------------------------------------------------------------------------------------
1. No more than twenty-five (25)            X                    X                 X                X
security transactions are permitted
per calendar month. This limit is
applicable in the aggregate to all
security transactions in which the
covered person has a beneficial
interest
---------------------------------------------------------------------------------------------------------------
D. Initial Public Offering
---------------------------------------------------------------------------------------------------------------
1. Prohibits purchasing any initial         X                    X
public offering
---------------------------------------------------------------------------------------------------------------
E. Private Placements
---------------------------------------------------------------------------------------------------------------
1. Prohibits purchasing any private         X                    X
placement without prior written
consent from the compliance department.
---------------------------------------------------------------------------------------------------------------
2. Anyone who at any time holds             X                    X
aprivate placement must receive
permission from the compliance
department prior to their
participation in Vantage's
consideration of any investment in the
same issuer.
---------------------------------------------------------------------------------------------------------------
F. Ban on Short-Term Trading Profits
---------------------------------------------------------------------------------------------------------------
1. All open positions must be held for      X                    X
a period of 60 days, in aggregate,
before they can be closed at a profit.
Any short-term trading profits are subject
to disgorgement procedures.
---------------------------------------------------------------------------------------------------------------
G. Gifts
---------------------------------------------------------------------------------------------------------------
1. Prohibits receiving anything of          X                    X
more than de minimis value from any
personal entity that does business
with or on behalf of any fund or
client. Things of value may include,
but are not limited to cash, travel
expense, special deals or incentives.
---------------------------------------------------------------------------------------------------------------
H. Service as a Director
---------------------------------------------------------------------------------------------------------------
1. Must receive prior written approval      X                    X
from the legal or compliance
department before they may serve on
the board of directors of any public
company.
---------------------------------------------------------------------------------------------------------------
Reporting Rquirements table
---------------------------------------------------------------------------------------------------------------
A. Disclosure of all personal holdings
---------------------------------------------------------------------------------------------------------------
1. All Personal holdings must be            X                    X                 X
disclosed within 10 days of employment
and annually thereafter.
---------------------------------------------------------------------------------------------------------------
B. Records of securities transactions
---------------------------------------------------------------------------------------------------------------
1. Employees must direct their              X                    X                 X                X
broker(s) to forward confirmations of
personal transactions and monthly
account statements directly to
thecompliance department.
---------------------------------------------------------------------------------------------------------------
2. Employees are required to fill out       X                X                X                X
a personal securities transaction
report at the end of each quarter and
return the report to the compliance
department within 10 days of the end
of the quarter
---------------------------------------------------------------------------------------------------------------
C. Certification of compliance with
code of ethics
---------------------------------------------------------------------------------------------------------------
1.Employess must sign a certification        X                X                X                X
that they have read and understand the
code of ethics and have complied with
all requirements of the code.
---------------------------------------------------------------------------------------------------------------

<F1>Applies not only to the employee, but also to members of the same household.
Refer to the full code for complete details


CODE OF ETHICS
--------------

VANTAGE GLOBAL ADVISORS, INC.

CREDO
it is the duty of all Vantage Global Advisors ("Vantage") employees, officers and directors to conduct themselves with integrity, and at all times to place the interests of shareholders and clients first In the interest of this credo, all personal securities transactions will be conducted consistent with the Code of Ethics and in such a manna- as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility The fundamental standard of this Code is that personnel should not take any inappropriate advantage of their positions.

Rule 17j-1 under the Investment Company Act of 1940 (the "Rule") makes it unlawful for certain persons, including any employee, officer or director, any investment adviser and any principal underwriter, in connection with the purchase or sale by such person of a security held or to be acquired by a Fund:

(1) To employ any device, scheme or artifice to defraud;

(2) To make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

(3) To engage in any act, practice or course of business that operates or would operate as a fraud or deceit; or

(4) To engage in any manipulative practice.

The Rule also requires that any Vantage sub-adviser or principal underwriter adopt a written code of ethics containing provisions reasonably necessary to prevent certain persons from engaging in acts in violation of the above standard and shall use reasonable diligence and institute procedures reasonably necessary to prevent violations of the Code.

This Code of Ethics is being adopted by Vantage in compliance with the requirement of Rule I7j-1and to effect the purpose of the Credo set forth above, and to comply with the recommendations of the Investment Company Institute's Advisory Group on Personal Investing.

DEFINITIONS

"Access person" means any director, officer, general partner or Advisory Person of a fund or of a find's investment adviser, or any employee of a find or of a find's investment adviser who, in connection with his or her regular functions or duties, participates in the selection of a portfolios securities or who has access to information regarding future purchases or sales of portfolio securities. Those persons deemed Access Persons will be notified of this designation.

"Advisory person" means any employee of the find or investment adviser who, in connection with his or her regular functions or duties makes, participates in, or obtains information regarding the purchase or sale of Covered Securities, or whose functions relate to the making of any recommendations with respect to the purchase or sales.

"Affiliated person" means any officer, director, partner, or employee of a Vantage Global Advisors, Inc. or any subsidiary of Vantage Global Advisors, Inc. and any other person so designated by the Compliance Department.

"Beneficial ownership" shall be as defined in Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder. Generally speaking, a person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in a security, is a "beneficial owner" of the security. For example, a person is normally regarded as the beneficial owner of securities held by members of his or her immediate family sharing the same household. Additionally, ownership of derivative securities such as options, warrants or convertible securities which confer the right to acquire the underlying security at a fixed price constitutes beneficial ownership of the underlying security itself

"Control" shall mean investment discretion in whole or in part of an account regardless of beneficial ownership, such as an account for which a person has power of attorney or authority to effect transactions.

"High Quality Short -Term Debt Instruments" shall mean any instrument that has a maturity at issuance of less that 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization.

"Investment Personnel" means any employee, other than a Portfolio Manager who, in connection with his/her regular functions or duties, makes or participates in, the making of investment decisions. Investment Personnel also include the staff who support a Portfolio Manager including analysts, administrative assistants, etc. Investment Personnel by definition are Access Persons.

"Portfolio Manager" means any person who, in connection with his/her regular functions or duties, makes or participates in, the making of investment decisions. Portfolio Managers by definition are Access Persons.

"Security" shall have the meaning as set forth in Section 2(a)(36) of the Investment Company Act of 1940, except that it shall not include securities issued or guaranteed by the government of the United States or by any of its federal agencies, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments including repurchase agreements, unit investment trusts and shares of open-end registered investment companies. In addition, the purchase, sale or exercise of a derivative security shall constitute the purchase or sale of the underlying security. However, the purchase or sale of the debt instrument of an issuer which does not give the holder the right to purchase the issuer's stock at a fixed price, does not constitute a purchase or sale of the issuer's stock.

Security being "considered for purchase or sale" or `being purchased or sold" means when a recommendation to purchase or sell the security has been made and communicated to the Trading Desk and with respect to the person making the recommendation, when such person seriously considers making, or when such person knows or should know that another person is seriously considering making, such a recommendation.

Security "held or to be acquired" by a fund means (i) any covered security which, within the most recent fifteen days (a) is or has been held by the fund; or (b) is being, or has been, considered by the fund or its investment adviser for purchase by the find; and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a covered security.

PROHIBITED ACTIVITIES

The following restrictions appiy to all Affiliated Persons, Access Persons. Investment Personnel and Portfolio Managers.

(a) No Affiliated Person, Access Person, Investment Personnel or Portfolio Manager shall engage in any act, practice or course of conduct, which would violate the provisions of Rule I7j-1.

(b) No Affiliated Person, Access Person, Investment Personnel or Portfolio Manager shall purchase or sell, directly or indirectly, any security which to his/her knowledge is being actively considered for purchase or sale by Vantage; except that this prohibition shall not apply to:

           (A) purchases or sales that are nonvolitional on the part of either the Person or the Fund;
           (B) purchases which are part of an automatic dividend reinvestment plan;
           (C) purchases effected upon the exercise of xights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;
           (D) other purchases and sales specifically approved by the President or Chief Executive Officer, .with the advice of the General Counsel and/or the Compliance Director, and deemed appropriate because of unusual or unforeseen circumstances. A list of securities excepted will be maintained by the Compliance Department.

(c) No Affiliated Person, Access Person, Investment Personnel or Portfolio Manager may execute a buy or sell order for an account in which he or she has beneficial ownership or control until the third trading day following the execution of a Vantage buy or sell order in that same security.

(d) Despite any fault or impropriety, any Affiliated Person, Access Person, Investment Personnel or Portfolio Manager who executes a buy or sell for an account in which he/she has beneficial ownership or control either (i) before the third trading day following the execution of a Vantage order in the same security, or (ii) when there are pending orders for a Vantage transaction as reflected on the open order blotter, shall forfeit any profits made (in the event of purchases) or loss avoided (in the event of sales), whether realized or unrealized, in the period from the date of the personal transaction to the end of the proscribed trading period. Payment of the amount forfeited shall be made by check or in cash to a charity of the person's choice and a copy of the check or receipt must be forwarded to the Compliance Department.

(e) Each Affiliated Person, Access Person, Investment Personnel or Portfolio Manager's personal transactions must be precleared by using the Personal Transaction Preclearance Form. The form must be submitted prior to entering any orders for personal transactions. Preclearance is only valid for the day the form is submitted. If the order is not executed the same day, the preclearance form must be resubmitted. Regardless of preclearance, all transactions remain subject to the provisions of (d) above.

(fl No Affiliated Person or Access Person shall execute more than twenty-five
(25) security transactions per calendar month. This limit is applicable in aggregate to all security transactions in which the covered person has a beneficial interest except that the following security transactions will not count against the limit

      (a) purchases that are part of an automatic dividend reinvestment plan;
      (b) purchases that are part of a DRIP, payroll deduction, or similar program;
      (c) involuntary transactions.

II. In addition to the requirements noted in Section 1, the following additional restrictions apply to all Investment Personnel and Portfolio Managers.

(a) All Investment Personnel and Portfolio Managers are prohibited from purchasing any initial public offering.

(b) A]] Investment Personnel and Portfolio Managers are prohibited from purchasing any private placement without express PRIOR written consent by the Compliance Department. All private placement holdings are subject to disclosure to the Compliance Department. Any Investment Person or Portfolio Manager that holds a private placement must receive permission from the Compliance or Legal Departments prior to any participation by such person in Vantage's consideration of an investment in the same issuer.

(c) Short term trading resulting in a profit is prohibited. All opening positions must be held for a period of 60 days, in the aggregate, before they can be closed at a profit. Any short term trading profits are subject to the disgorgement procedures outlined above and at the maximum level of profit obtained. The closing of positions at a loss is not prohibited.

(d) All Investment Personnel and Portfolio Managers are prohibited from receiving anything of more than a de minimus value from any person or entity that does business with or on behalf of any fund or client. Things of value may include, but not be limited to, travel expenses, special deals or incentives.

(e) All Investment Personnel and Portfolio Managers require PRIOR written approval from the Legal or Compliance Department before they may serve on the board of directors of any public company.

III. In addition to the requirements noted in Sections I and II, the following additional restrictions apply to all Portfolio Managers.

(a) No Portfolio Manager may execute a buy or sell order for an account for which he/she has beneficial ownership within seven calendar days before or after an investment company or separate account that he/she manages trades in that security.

(b) Despite any fault or impropriety, any Portfolio Manager who executes a personal transaction within seven calendar days before or after an investment company or separate account that he/she manages trades in that security, shall forfeit any profits made (in the event of purchases) or loss avoided (in the event of sales), whether realized or unrealized, in the period from the date of the personal transaction to the end of the prescribed trading period. Payment of the amount forfeited shall be made by check or in cash to a charity of the persons choice and a copy of the check or receipt must be forwarded to the Compliance Department.

                                REQUIRED REPORTS

I. The following reports are required to be made by all Affiliated Persons. Access Persons. Investment Personnel, and Portfolio Manners.

(a) Disclose brokerage relationships at employment and at the time of opening any new account.

(b) Direct their brokers to supply to the Compliance Department, on a timely basis, duplicate copies of all confirmations and statements for all securities accounts.

(c) Each quarter, no later than the tenth day after the end of the calendar quarter, submit to the Compliance Department a persona] transaction summary showing all transactions in securities in accounts which such person has or acquires any direct or indirect beneficial ownership.

Every report will contain the following information.

        (i) the date of the transaction, the name and the number of shares or bonds of each security involved;
        (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);
       (iii) the price at which the transaction was effected; (iv) the name of the broker, dealer or bank effecting the transaction.

(d) All Affiliated Persons, Access Persons, Investment Personnel, and
Portfolio Managers must annually certified that they have read and complied with this Code of Ethics and all disclosure and reporting requirements contained therein. LI. In addition to the above reporting requirements, all Access Persons. Investment Personnel and Portfolio Managers must:

(a) Provide an initial holdings report no later than 10 days upon commencement of employment that discloses all personal securities holdings.

(b) Provide an annual holdings report containing information regarding all personal securities holdings. This report must be current as of a date no more than 30 days before the report is submitted.

ADMINISTRATIVE PROCEDURES

(a) The Compliance Department of Vantage will identify all Affiliated Persons, Access Persons, Investment Personnel and Portfolio Managers and will notify them of this classification and their obligations under this Code The Compliance Department will also maintain procedures regarding the review of all reports required to be made under Rule 17j-1.

(b) The Legal or Compliance Department shall report to the President or Chief Executive Officer any apparent violations of the prohibitions or reporting requirements contained in this Code of Ethics. Such Chief Executive Officer or President, or both, will review the reports made and determine whether or not the Code of Ethics has been violated and shall determine what sanctions, if any, should be imposed in addition to any that may already have been imposed. On a quarterly basis, a summary report of material violations of the Code and the sanctions imposed will be made to the Board of Directors or Committee of Directors created for that purpose. In reviewing this report, the Board will consider whether the appropriate sanctions were imposed. When the Legal Department finds that a transaction otherwise reportable above could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of Rule 17j-1, it may, in its discretion, lodge a written memorandum of such finding in lieu of reporting the transaction.

(c) All material purchases and sales specifica]ly approved by the President or Chief Executive Officer in accordance with Section (I)(b)(D) of Prohibited Activities, as described herein, shall be reported to the Board at its next regular meeting.

(d) The Board of Directors, including a majority of independent directors, must approve the Fund's Code, as well as the Code of any adviser and principal underwriter. If an adviser or underwriter makes a material changes to its code, the Board must approve the material change within six months. The Board must base its approval of a code of ethics, or a material change to a code, upon a determination that the code contains provisions reasonable necessary to prevent "access persons" from violating the anti-fraud provisions of the Rule 1 7j- 1.

(e) At least once a year, the Board must be provided a written report from each Rule 17j-I organization that (1) describes issues that arose during the previous year under the code or procedures applicable to the Rule 17j-1 organization, including, but not limited to, information about material code or procedure violations and sanctions imposed in response to those material violations and
(2) certifies to the Fund's board that the Rule 17j-1 organization has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics.

Section III Short -Term Trading
Exemption List

Exceptions to Ban on Short-Term Trading for Portfolio Managers and Investment Personnel

The following are exempt from the 60-day minimum hold rule:

1.        Option contracts on the following indices:
                            S&P 500 Index
                            S&PlOOIndex
                            S&P Midcap Index (400 issues)
                            S&P Smallcap Index (600 issues)
                            NASDAQ 100 Index
                            Russell 2000 Index
                            Wilshire Smallcap Index (250 issues)
                            EUROTOP 100 Index
                            Financial Times Stock Exchange (Fr-SE) 100 Index Japan Index (210 issues) NYSE Composite Index (2400 issues) PHILX National OTC Index (100 issues) Standard & Poors Depository Receipts (SPDR's) Standard & Poors Midcap 400 Depository Receipts (Midcap SPDR's) Gold/Silver Index Options World Equity Benchmark Shares (WEBS) JR Morgan Commodity Indexed Preferred Securities, Series A (JPO)

1.        Option/futures contracts on commodities and currencies

2.        Option/futures contracts on interest rates.

Please keep in mind that while you are not required to hold positions in the above instruments for 60 days, all other requirements of the Code of Ethics still apply including the need to preclear and report transactions in these instruments.

If you have any questions regarding the above, please call the compliance department.

Section IV Insider Trading Policies & Procedures

This Policy Statement sets forth certain rules regarding the activities of Lincoln Investments' employees and provides them with direction as to their handling of information and their engaging in personal securities transactions. Because compliance with this Policy Statement is not a guaranty against violations of any securities law, if you have any question about any action you are contemplating taking, you should discuss your concern with your supervisor, the Compliance Officer, or the Law Division.

Statutory Background - Complements Other Policies

To supplement existing federal law on insider trading Congress enacted the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA"). ITSFEA makes controlling persons, particularly investment advisory and broker/dealer firms, liable for civil penalties on the basis of insider trading violations committed by their employees. Thus, Lincoln Investments is required to take steps to ensure the compliance with ITSFEA by its employees. These policies and procedures ("Policy Statement"), which amend and restate Lincoln Investments' current Employee Trading/Investing Policies and Procedures, are one of the steps which Lincoln Investments has adopted to comply with ITSFEK

The requirement and prohibitions of this policy are to be considered as an addition to both the Lincoln National Corporation Policy Statement on Conflicts of Interest and Improper Use of Corporate Assets (the "Conflicts Policy") and the Lincoln Investments' Code of Ethics. First, the Conflicts Policy, which applies to all Lincoln National employees, prohibits any director, officer, or employee from disclosing or using for his or her personal advantage or profit non-public information acquired by reason of his or her relationship with the company. The Conflicts Policy statement is distributed annually and employees must attest to compliance with the policy statement.

EMPLOYEE TRADING/INVESTING POLICIES AND PROCEDURES

This Policy Statement sets forth certain rules regarding the activities of Lincoln Investments' employees and provides them with direction as to their handling of information and their engaging in personal securities transactions. Because compliance with this Policy Statement is not a guaranty against violations of any securities law, if you have any question about any action you are contemplating taking, you should discuss your concern with your supervisor, the Compliance Officer, or the Law Division.

Statutory Background

Cornplements Other Policies
To supplement existing federal law on insider trading, Congress enacted the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSPEA"). ITSFEA makes controlling persons, particularly investment advisory and broker-dealer firms, liable for civil penalties on the basis of insider trading violations committed by their employees. Thus, Lincoln Investments is required to take steps to ensure the compliance with ITSFEA by its employees, These policies and procedures (`Policy Statement'), which amend and restate Lincoln Investments' current Employee Trading/Investing Policies and Procedures, are one of the steps which Lincoln Investments has adopted to comply with ITSFEN

The requirement and prohibitions of this policy are to be considered as an addition to both the Lincoln National Corporation Policy Statement on Conflicts of Interest and Improper Use of Corporate Assets (the "Conflicts Policy') and the Lincoln Investments' Code of Ethics. First, the Conflicts Policy, which applies to all Lincoln National employees, prohibits any director, officer, or employee from disclosing or using for his or her personal advantage or profit non-public information acquired by reason of his or her relationship with the company. The Conflicts Policy statement is distributed annually arid employees must attest to compliance with the policy statement.

Definitions Understanding the following definitions is critical to an understanding of the prohibitions and regulation of this area of the law and of this Policy Statement.

Access Person "Access Person" of a Fund or Adviser includes each of its directors, officers, investment personnel and advisory persons

Insider The concept of "insider" is broad. It includes officers, directors, and employees. In addition, a person can be a "temporaiy insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information A temporary insider could include, for example, an investment analyst reviewing a possible investment in a company who receives material, non-public information about that company.

Material Information "Material information" generally is defined as information for which there is a substantially likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings, estimates, significant merger or acquisition proposals or agreements, major LITIGATION, liquidation problems, and extraordinary management developments.

Non-public Information is non-public until it has been effectively communicated to the marketplace. For example, information found in publicly available reports filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered effectively communicated to the marketplace.

Trading Restrictions

Prohibited Transactions
(1) No Access Person of Lincoln Investments nor any otherLincoln Investments employee while in possession of material, non-public information respecting an issuer shall purchase, sell, recommend or direct the purchase or sale of that issuer s publicly traded securities for Lincoln Investment's account, the account of an affiliate, or the account of any third party.

For example, you learn from the President of XYZ Company that the management of XYZ Company is seeking financing to take XYZ Company private in a leveraged buy-out. XYZ Company's publicly traded stock should not be purchased or sold until the proposed buy-out has been publicly disclosed.

(2) No Access Person of Lincoln Investments shall utilize or take advantage of material, non-public information to purchase, sell, recommend or direct the purchase or sale of a security for his or her own account, for any account over which he or she has a direct or indirect beneficial interest (including an account held by or for any family member) or for any other account over which the Access Person has discretionary investment authority or power of attorney.

For example, in the course of your duties as a Lincoln Investments employee, you learn from the President of XYZ Company that XYZ Company is having continued liquidity problems, is delinquent in its mortgage payments to Lincoln, and will be classified as a problem borrower. While there has been occasional speculation regarding XYZ Company's liquidity problems in the press and a WSJ columnist recently suggested that readers sell XYZ Company's securities, the specific information known to you has not been publicly disclosed. You should not buy or sell XYZ Company's securities for your own account or any other account over which you have discretionary authority.

(3) No Access Person of Lincoln Investments shall disclose material, non-public information to any other person unless such disclosure is authorized by the Compliance Committee.

(4) With respect to any securities (either debt or equity) issued by a company which is in bankruptcy or is otherwise insolvent or is considered to be a troubled investment by Lincoln Investments, the following rules apply. If Lincoln is serving on the creditors committee or similar body, no Access Person of Lincoln Investments shall purchase, sell, recommend or direct the purchase or sale of that company's securities for (a) Lincoln Investments' account, the account of an affiliate, or the account of any third party, or (b) for his or her own account, for any account over which he or she has a direct or indirect beneficial interest (including an account held by or for any family member) or for any other account over which the employee has discretionary investment authority or power of attorney. If Lincoln is not serving on the creditors committee or similar body, an Access Person of Lincoln Investments shall not without first obtaining the Compliance Committee's prior written consent purchase, sell, recommend or direct the purchase or sale of that company's securities for (a) Lincoln Investments account, the account of an affiliate, or the account of any third party, or (b) for his or her own account, for any account over which he or she has a direct or indirect beneficial interest (including an account held by or for any family member) or for any other account over which the employee has discretionary investment authority or power of attorney.

(5) Any Access Person of Lincoln Investments who is aware of any breach of these policies and procedures shall, bring such breach to the attention of the Compliance Officer.

Reporting Requirements Code of Ethics

Annual Policy, Review and Acknowledgement

In accordance with Lincoln Investments' Code of Ethics, each Access Person must have all trades pre-cleared, disclose all personal holdings, and forward all confirmation statements to the Compliance Officer. In addition, all Access Persons must COMPLETE the quarterly Personal Security Transaction Report whether or not there has been activity during the quarter. if evidence of improper trading or other violations of these polices is found, the matter will be referred to the Compliance Committee for follow-up. Persons who have not complied with this requirement shall be subject to appropriate disciplinary or corrective measures, potentially including dismissal.

Each year, Access Persons of Lincoln Investments will receive a copy of this Policy Statement, as currently amended, and will acknowledge receipt of this Policy Statement and understanding of its contents The Access Persons of Lincoln Investments will certify that they have complied with the requirements of the Policy Statement during the prior year or describe any non-compliance.

Compliance Committee

The Lincoln Investments Compliance Committee has been created in order, among other things, to provide oversight and guidance in this area. Its current members are H. Thomas McMeekin (President), Steven R. Brody (Senior Vice President), Dennis Blume (Senior Vice President), Ann U Warner (Senior Vice President), Harold McElrafi (Vice President), Gina Rohrbacher (Compliance Officer) and J. Michael Keefer (Vice President and Associate General Counsel.) Exhibit A sets forth a description of the duties of the Compliance Committee.

Information Security

Adoption of Procedures to Control Access to Files
There are in place policies and procedures sufficient to restrict access to files which may contain material, non-public information to those who have a need to know. Such procedures include a locked room to store the files and a file check-out system. It is the duty of the Compliance Officer to vent' that these procedures are in place and enforced

Maintenance of Confidentiality of Information Received
It is the responsibility of each employee to secure all copies of material, non-public information, which may require either locking the information in the cabinets or desks at the employees work station,' or having it locked in the limited access file room. Additionally, each employee shall take steps to ensure that any documents on a PC are restricted to appropriate individuals.

Copies
It is imperative that the employee restrict the amount of copies made of any material, non-public information, and if copies are made, that the employee keep a record of to whom such copies are distributed.

Destruction of Files
At the conclusion of any transactions, or upon the termination of any potential transaction, it is the employee's responsibility to ensure the proper disposal of all material, non-public information. Some confidentiality agreements will require that the information be returned to the entity which generated it, and others will require that such information by destroyed. If the information is to be destroyed, the employee must take the appropriate steps to verity that proper destruction has taken place.

Common Areas

Employees should be sensitive to the use of fax machines, copy machines, office discussions, material left in conference rooms, etc. These are all potential areas where the confidentiality of material, non-public information could be breached. Notification of Compliance Officer

Notification of the Compliance Officer
Any information which may be considered material, non-public information should be brought to the Compliance Officer's attention. Please refer to Exhibit B attached hereto for the proper procedure to be followed in connection with such information.

Penalties

The criminal and civil penalties for trading on or communicating material, non-public information are severe, both for individuals involved in such unlawful conduct and their employers. In addition, any violation of this Policy Statement can be expected to result in serious sanctions by Lincoln Investments, including dismissal of the persons involved.

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